IVY FUNDS

6300 Lamar Avenue
P. O. Box 29217

Shawnee Mission, Kansas 66201-9217
913-236-2000
800-777-6472
July 29, 2004

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (SAI) is not a prospectus. Investors should read this SAI in conjunction with the prospectuses for Ivy Funds (Trust), dated July 29, 2004, as supplemented from time to time (Prospectus), which may be obtained from the Trust or its underwriter, Ivy Funds Distributor, Inc. (IFDI), at the address or telephone number shown above.

The Financial Statements, including notes thereto, are incorporated herein by reference. They are contained in the Fund's Annual Report to Shareholders, dated March 31, 2004, which may also be obtained from the Trust at the address or telephone number above.

TABLE OF CONTENTS
Fund History
The Funds, Their Investments, Related Risks and Limitations
Management of the Funds
Control Persons and Principal Holders of Securities
Investment Advisory and Other Services
Brokerage Allocation and Other Practices
Proxy Voting Policy
Capitalization and Voting Rights
Purchase, Redemption and Pricing of Shares
Taxation of the Funds
Underwriter
Performance Information
Financial Statements

FUND HISTORY

         Ivy Funds (Trust) was organized as a Massachusetts business trust on December 21, 1983. Prior to July 23, 2003, the Trust was known as Ivy Fund.

THE FUNDS, THEIR INVESTMENTS, RELATED RISKS AND LIMITATIONS

         Ivy Balanced Fund, Ivy Bond Fund, Ivy Cundill Global Value Fund, Ivy Dividend Income Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Balanced Fund, Ivy International Value Fund, Ivy Mortgage Securities Fund, Ivy Pacific Opportunities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund (each, a Fund and collectively, the Funds) is each a mutual fund; an investment that pools shareholders' money and invests it toward a specified goal. Each Fund is a separate, diversified portfolio of Ivy Funds, an open-end, diversified management investment company.

         This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Fund's investment manager, Waddell & Reed Ivy Investment Company (WRIICO) or a Fund's sub-advisor, if applicable, may employ and the types of instruments in which the Fund may invest, in pursuit of the Fund's goal. A summary of the risks associated with these instrument types and investment practices is included as well.

         WRIICO or a sub-advisor might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by the Fund's investment policies and restrictions. WRIICO or a sub-advisor buys an instrument or uses a technique only if it believes that doing so will help the Fund achieve its goal(s). See Investment Restrictions and Limitations for a listing of the fundamental and non-fundamental, or operating, policies.

Securities - General

         The main types of securities in which the Funds may invest include common stocks, preferred stocks, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. A Fund may invest in preferred stocks rated in any rating category of the established rating services or, if unrated, judged by WRIICO or a sub-advisor to be of equivalent quality, subject to each Fund's limitations. In the case of "split-rated" securities, which result when nationally-recognized rating agencies rate the security at different rating levels (e.g., BBB by Standard & Poor's (S&P) and Ba by Moody's Investors Service (Moody's)), it is each Fund's general policy to classify such securities at the higher rating level where, in the judgment of WRIICO, such classification reasonably reflects the security's quality and risk. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than short-term bonds.

         A Fund may invest in debt securities rated in any rating category of the established rating services, subject to each Fund's limitations, including securities rated in the lowest category (securities rated D by S&P and C by Moody's). Debt securities rated D by S&P or C by Moody's are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB by S&P or Baa by Moody's are considered to be investment grade debt securities; however, securities rated BBB or Baa may have speculative characteristics. In addition, a Fund will treat unrated securities judged by WRIICO or a sub-advisor to be of equivalent quality to a rated security as having that rating.

         Lower quality debt securities (commonly called junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIICO's or a sub-advisor's research and credit analysis are an especially important part of managing securities of this type held by a Fund. WRIICO or a sub-advisor continuously monitors the issuers of lower-rated debt securities in each Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

         While credit ratings are only one factor WRIICO or a sub-advisor relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Fund may retain a portfolio security whose rating has been changed.

         Each of the Funds may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

         Each Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

         The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's offering document. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives.

         Each of the Funds may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, however, the market value of convertible preferred stock is less volatile than the related common stock of the issuer.

Specific Securities and Investment Practices

Bank Deposits

         Among the debt securities in which the Funds may invest are deposits in banks (represented by certificates of deposit or other evidence of deposit issued by such banks) of varying maturities. The Federal Deposit Insurance Corporation insures the principal of such deposits, currently to the extent of $100,000 per bank. Bank deposits are not marketable, and a Fund may invest in them only within the limit mentioned under Illiquid Investments unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Borrowing

         Each Fund may borrow money for temporary, extraordinary or emergency purposes, only as permitted under the Investment Company Act of 1940, as amended (1940 Act), and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have reduced net investment income during periods of outstanding borrowings. As such, its share price may be subject to greater fluctuation until the borrowing is paid off.

         Borrowing may exaggerate the effect on each Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of each Fund's borrowings will be fixed, each Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Banking Industry and Savings and Loan Obligations

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, each Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. Each Fund's investments in certificates of deposit, time deposits, and bankers' acceptance are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (FDIC), (iii) savings and loan association which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in WRIICO's or a sub-advisor's opinion, of an investment quality comparable to other debt securities which may be purchased by a Fund. Each Fund's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

Foreign Securities and Currencies

         The Funds may invest in the securities of foreign issuers, including depository receipts. In general, depository receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depository receipts may not necessarily be denominated in the same currency as the securities into which they may be converted.American Depository Receipts (ADRs), in registered form, are U.S. dollar denominated receipts typically issued by a U.S. bank, representing ownership of a specific number of shares in a non-U.S. corporation. ADRs are quoted and traded in U.S. dollars in the U.S. securities market. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own domiciled country. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings. Furthermore, they do not generally include voting rights.

         Ivy Real Estate Securities Fund, Ivy Balanced Fund, Ivy Bond Fund, Ivy Mortgage Securities Fund, and Ivy Small Cap Value Fund may each invest up to 10% of the market value of its total assets in securities of foreign issuers which are not traded in the U.S. ADRs are not considered foreign securities for this purpose and are not subject to this 10% limitation. Each of Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund, and Ivy Balanced Fund may not, however, invest more than 10% of its total assets in ADRs. Such securities are typically publicly traded but may in some cases be issued as private placements (each Fund will treat private placement securities as illiquid securities which, when aggregated with all other illiquid securities, may not exceed 15% of the Fund's net assets). Ivy Value Fund may invest up to 25% of its total assets in securities of foreign issuers which are not publicly traded in the U.S., and is under no restrictions with respect to ADRs. In addition, Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Balanced Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund may invest in foreign securities without limitation.

         International depository receipts and European depository receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Ivy European Opportunities Fund and Ivy International Balanced Fund may invest in European Depositary Receipts. European Depository Receipts are not necessarily denominated in the currency of the underlying security. Global depository receipts are more recently developed receipts designed to facilitate the trading of securities of foreign issuers by U.S. and non-U.S. investors and traders.

         WRIICO or a sub-advisor believes that there are investment opportunities as well as risks by investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and the value of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. WRIICO or a sub-advisor believes that the Fund's ability to invest its assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

         However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

         Foreign Currencies. Investment in foreign securities usually will involve currencies of foreign countries. Moreover, each Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of each Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies. Although each Fund's custodian values the Fund's assets daily in terms of U.S. dollars, each Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

         Because each Fund normally will be invested in both U.S. and foreign securities markets, changes in each Fund's share price may have a low correlation with movements in U.S. markets. Each Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of each Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which each Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to each Fund.

         A Fund usually effects currency exchange transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Fund converts assets from one currency to another. Further, the Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, the Fund must convert that value, as denominated in its foreign currency, into U.S. dollars using the applicable currency exchange rate. The exchange rate represents the current price of a U.S. dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one U.S. dollar. If the Fund holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the Fund may be reduced or even eliminated if the foreign currency has decreased in value relative to the U.S. dollar subsequent to the date of purchase. In such a circumstance, the cost of a U.S. dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

         Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

         Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that WRIICO or a sub-advisor will be able to anticipate these potential events or counter their effects.

         Emerging Markets. The considerations noted above generally are intensified in developing countries, or emerging markets. A developing country is a nation that, in WRIICO's or a sub-advisor's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

         WRIICO or a sub-advisor considers countries having developing markets to be all countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, the countries not included in this category are Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the United States, Sweden, Finland, Norway, Japan and Switzerland. In addition, developing market securities means (i) securities of companies the principal securities trading market for which is a developing market country, as defined above, (ii) securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such developing market countries or sales made in such developing market countries or (iii) securities of companies organized under the laws of, and with a principal office in, a developing market country. Ivy International Balanced Fund will at all times, except during temporary defensive periods, maintain investments in at least three countries having developing markets.

         Investments in Russia. Investments in securities of Russian companies could involve risks and special considerations not typically associated with investing in United States securities markets. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. The Fund may be affected unfavorably by political or diplomatic developments, social instability, changes in government policies, taxation and interest rates, currency repatriation restrictions and other political and economic developments in the law or regulations in Russia and, in particular, the risks of expropriation, nationalization and confiscation of assets and changes in legislation relating to foreign ownership.

         The planned economy of the former Soviet Union was run with qualitatively different objectives and assumptions from those prevalent in a market system and Russian businesses do not have any recent history of operating within a market-oriented economy. In general, relative to companies operating in Western economies, companies in Russia are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and, (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia's continued attempts to move toward a more market-oriented economy. Russia's economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devaluing currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Further, Russia presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted.

         The Russian securities markets are substantially smaller, less liquid and significantly more volatile than the securities markets in the United States. In addition, there is little historical data on these securities markets because they are of recent origin. A substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges and over-the-counter markets. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading volume. Although evolving rapidly, even the largest of Russia's stock exchanges are not well developed compared to Western stock exchanges. The actual volume of exchange-based trading in Russia is low and active on-market trading generally occurs only in the shares of a few private companies. Most secondary market trading of equity securities occurs through over-the-counter trading facilitated by a growing number of licensed brokers. Shares are traded on the over-the-counter market primarily by the management of enterprises, investment funds, short-term speculators and foreign investors. The securities of Russian companies are mostly traded over-the-counter and, despite the large number of stock exchanges, there is still no organized public market for such securities. This may increase the difficulty of valuing the Fund's investments. No established secondary markets may exist for many of the securities in which the Fund may invest. Reduced secondary market liquidity may have an adverse effect on market price and the Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Market quotations are generally available on many emerging country securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

         Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration transactions are subject to significant risks not normally associated with investments in the United States and other more developed markets. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or in certain limited cases by formal share certificates. However, there is not a central registration system and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and its possible for the Fund to lose its registration through fraud, negligence and even mere oversight. The laws and regulations in Russia affecting Western investment business continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, applicable to the Fund's activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Fund. There is still lacking a cohesive body of law and precedents normally encountered in business environments. Foreign investment in Russian companies is, in certain cases, legally restricted. Sometimes these restrictions are contained in constitutional documents of an enterprise which are not publicly available. Russian foreign investment legislation currently guarantees the right of foreign investors to transfer abroad income received on investments such as profits, dividends and interest payments. This right is subject to settlement of all applicable taxes and duties. However, more recent legislation governing currency regulation and control guarantees the right to export interest, dividends and other income on investments, but does not expressly permit the repatriation of capital from the realization of investments. Current practice is to recognize the right to repatriation of capital. Authorities currently do not attempt to restrict repatriation beyond the extent of the earlier law. No guarantee can be made, however, that amounts representing realization of capital of income will be capable of being remitted. If, for any reason, the Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable U.S. federal income tax treatment afforded to regulated investment companies, or, even if it did so qualify, it might become liable for income and excise taxes on undistributed income.

         Russian courts lack experience in commercial dispute resolution and many of the procedural remedies for enforcement and protection of legal rights typically found in Western jurisdictions are not available in Russia. There remains uncertainty as to the extent to which local parties and entities, including Russian state authorities, will recognize the contractual and other rights of the parties with which they deal. Accordingly, there will be difficulty and uncertainty in the Fund's ability to protect and enforce its rights against Russian state and private entities. There is also no assurance that the Russian courts will recognize or acknowledge that the Fund has acquired title to any property or securities in which the Fund invests, or that the Fund is the owner of any property or security held in the name of a nominee which has acquired such property or security on behalf of the Fund, because there is at present in Russia no reliable system or legal framework regarding the registration of titles. There can be no assurance that this difficulty in protecting and enforcing rights in Russia will not have a material adverse effect on the Fund and its operations. Difficulties are likely to be encountered enforcing judgments of foreign courts within Russia or of Russian courts in foreign jurisdictions due to the limited number of countries which have signed treaties for mutual recognition of court judgments with Russia.

         Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

         The Funds may purchase and sell foreign currency and invest in foreign currency deposits and may enter into forward currency contracts. The Fund may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions are not usually charged. See, Options, Futures and Other Strategies - Forward Currency Contracts.

         Investments in obligations of domestic branches of foreign banks will be considered domestic securities if WRIICO or a sub-advisor has determined that the nature and extent of Federal and state regulation and supervision of the branch in question is substantially equivalent to Federal or state chartered domestic banks doing business in the same jurisdiction.

         Foreign Sovereign Debt Obligations. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

         Brady Bonds. Ivy European Opportunities Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Peru, the Philippines, Poland, Uruguay, and Venezuela.

         Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

         Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

         Illiquid Investments

         Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

(1)	repurchase agreements not terminable within seven days;
(2)	restricted securities not determined to be liquid pursuant to guidelines established by the Fund's Board of Trustees;
(3)	non-government stripped fixed-rate mortgage-backed securities;
(4)	bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;
(5)	over-the-counter (OTC) options (options not traded on an exchange) and their underlying collateral;
(6)	securities for which market quotations are not readily available; and
(7)	securities involved in swap, cap, floor and collar transactions.

         The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Index Depositary Receipts

         Ivy Value Fund, Ivy Balanced Fund and Ivy Small Cap Value Fund may invest up to 10% of its total assets in one or more types of index depositary receipts (IDRs) as a means of tracking the performance of a designated stock index while maintaining liquidity. No more than 5% of a Fund's total assets may be invested in any one IDR. The Fund may invest in S&P 500 Depositary Receipts (SPDRs), which track the S&P 500 Index; S&P MidCap 400 Depositary Receipts (MidCap SPDRs), which track the S&P MidCap 400 Index; and "Dow Industrial Diamonds," which track the Dow Jones Industrial Average, or in other IDRs which track indexes, provided that such investments are consistent with a Fund's investment objective as determined by WRIICO or sub-advisor. Each of these securities represents shares of ownership of a long term unit investment trust (a type of investment company) that holds all of the stock included in the relevant underlying index.

         IDRs carry a price which equals a specified fraction of the value of the designated index and are exchange traded. As with other equity transactions, brokers charge a commission in connection with the purchase of IDRs. In addition, an asset management fee is charged in connection with the underlying unit investment trust (which is in addition to the asset management fee paid by a Fund).

         Trading costs for IDRs are somewhat higher than those for stock index futures contracts, but, because IDRs trade like other exchange-listed equities, they represent a quick and convenient method of maximizing the use of a Fund's assets to track the return of a particular stock index. IDRs share in the same market risks as other equity investments.

Indexed Securities

         Each Fund may purchase indexed securities subject to its operating policy regarding derivative instruments. Indexed securities are securities the value of which varies in relation to the value of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

         Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. Certain indexed securities that are not traded on an established market may be deemed illiquid.

Initial Public Offerings

         Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. Some Funds may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

Investment Company Securities

         Each Fund may purchase securities of investment companies. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

         Closed-end Investment Companies. Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, each Fund may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for some of the Funds otherwise permitted to invest in foreign securities to invest indirectly in certain developing markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares of closed-end investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

Lending Securities

         For the purpose of realizing additional income, each Fund may make secured loans of portfolio securities amounting to the maximum amount of total assets allowed by the SEC (currently, one-third of total assets which, for purposes of this limitation, will include the value of collateral received in return for securities loaned). If a Fund lends securities, the borrower must pay the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not lent the securities. The Fund also receives additional compensation. Under the Funds' current securities lending procedures, a Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIICO or a sub-advisor. The creditworthiness of entities to which a Fund makes loans of portfolio securities is monitored by WRIICO or sub-advisor throughout the term of each loan.

         Any securities loans that a Fund makes must be collateralized in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the Fund must receive collateral equal to no less than 100% of the market value of the securities lent. Under the present Guidelines, the collateral must consist of cash, U.S. Government securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

         There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

         The letters of credit that a Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank) must be satisfactory to WRIICO. The Fund will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

         Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. The requirements do not cover the rules which may be changed without shareholder vote as to (1) whom securities may be lent, (2) the investment of cash collateral, or (3) voting rights.

         There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities lent increases, as well as risks of delay in recovering the securities lent or even loss of rights in collateral should the borrower fail financially.

Money Market Instruments

         Money market instruments are high-quality, short-term debt instruments that generally present minimal credit risk. They may include U.S. Government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

Mortgage-Backed and Asset-Backed Securities

         Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

         The U.S. Government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

         The Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may so invest as long as WRIICO determines that such investments are consistent with the Fund's goals and investment policies.

         Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

         For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the U.S. Government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

         Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

         Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

         The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

         Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

         The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.

         Direct Investments in Mortgages -- Whole Loans. Ivy Mortgage Securities Fund, Ivy Bond Fund, and Ivy Balanced Fund may invest up to 10% of the value of its net assets directly in mortgages securing residential or commercial real estate (i.e., the Fund becomes the mortgagee). Such investments are not "mortgage-related securities" as described above. They are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as "whole loans".) The vendor of such mortgages receives a fee from a Fund for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. Unlike pass-through securities, whole loans constitute direct investment in mortgages inasmuch as a Fund, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the Fund. At present, such investments are considered to be illiquid by WRIICO or sub-advisor, as the case may be. The Fund will invest in such mortgages only if its investment advisor or sub-advisor has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and the relationship between loan value and market value) that the purchase of the mortgages should not represent a significant risk of loss to the Fund.

         Natural Resources and Physical Commodities

         Since Ivy Global Natural Resources Fund normally invests a substantial portion of its assets in securities of companies engaged in natural resources activities, that Fund may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Fund's securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources may also fluctuate directly with respect to real and perceived inflationary trends and various political developments. In selecting the Fund's portfolio of investments, the Fund's sub-advisor will consider each company's ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company's failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

         Natural resource industries throughout the world may be subject to greater political, environmental and other governmental regulation than many other industries. Changes in governmental policies and the need for regulatory approvals may have an adverse effect on the products and services of natural resources companies. For example, the exploration, development and distribution of coal, oil and gas in the United States are subject to significant Federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. Such regulations may also hamper the development of new technologies. The direction, type or effect of any future regulations affecting natural resource industries are virtually impossible to predict.

         Ivy Global Natural Resources Fund's investments in precious metals (such as gold) and other physical commodities are considered speculative and subject to special risk considerations, including substantial price fluctuations over short periods of time. On the other hand, investments in precious metals coins or bullion could help to moderate fluctuations in the value of the Fund's portfolio, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals. Because precious metals and other commodities do not generate investment income, however, the return on such investments will be derived solely from the appreciation and depreciation on such investments. The Fund may also incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. When the Fund purchases a precious metal, MFC currently intends that it will only be in a form that is readily marketable. Under current U.S. tax law, the Fund may not receive more than 10% of its yearly income from gains resulting from selling precious metals or any other physical commodity. Accordingly, the Fund may be required to hold its precious metals or sell them at a loss, or to sell its portfolio securities at a gain, when for investment reasons it would not otherwise do so.

Options, Futures and Other Strategies

         General. WRIICO may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) to attempt to enhance income or yield or to attempt to hedge the Fund's investments. The strategies described below may be used in an attempt to manage the risks of the Fund's investments that can affect fluctuation in its net asset value (NAV).

         Generally, the Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, the Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since the Fund is authorized to invest in foreign securities denominated in other currencies, it may purchase and sell foreign currency derivatives.

         Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

         Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's holdings is the same as if the transaction were entered into for speculative purposes.

         Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

         The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (SEC), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (CFTC). The Funds have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and the regulations thereunder and, therefore, are not subject to registration or regulation as a commodity pool operator under such Act. In addition, the Fund's ability to use Financial Instruments is limited by tax considerations. See Taxes.

         In addition to the instruments, strategies and risks described below, WRIICO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as WRIICO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIICO may utilize these opportunities to the extent that they are consistent with the Fund's goal and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

         Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow:

         (1)         Successful use of most Financial Instruments depends upon WRIICO's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

         (2)         There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

         Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         (3)         If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because WRIICO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

         (4)         As described below, the Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (5)         The Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

         Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

         Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

         The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

         Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

         Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under Illiquid Investments.

         The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

         The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

         A type of put that the Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

         Risks of Options on Securities. Options offer large amounts of leverage, which will result in the Fund's NAV being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

         The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

         If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

         Options On Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

         Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

         Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This timing risk is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

         If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

         OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

         Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

         Futures Contracts and Options on Futures Contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

         In addition, futures contract strategies can be used to manage the average duration of the Fund's fixed-income portfolio. If WRIICO wishes to shorten the average duration of the Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIICO wishes to lengthen the average duration of the Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

         No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit initial margin in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

         Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

         Under certain circumstances, futures contracts exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

         Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIICO may still not result in a successful transaction. WRIICO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

         Index Futures. The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, the Fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

         Where index futures contracts are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

         Foreign Currency Hedging Strategies -- Special Considerations. The Fund may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         The Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which WRIICO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

         The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

         Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         Forward Currency Contracts. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         Such transactions may serve as long hedges; for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

         The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The Fund also may use forward currency contracts to attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that WRIICO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and WRIICO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward currency contracts are individually negotiated and privately traded by currency traders and their customers. These forward currency contracts may involve the sale of U.S. dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency (such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the Fund's commitment to purchase the new (more favorable) currency is limited to the market value of the Fund's securities denominated in the old (less favorable) currency. Because these transactions are not entered into for hedging purposes, the Fund's custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis. The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

         The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

         As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WRIICO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Fund will be served.

         Successful use of forward currency contracts depends on WRIICO's skill in analyzing and predicting currency values. Forward currency contracts may substantially change the Fund's exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as WRIICO anticipates. There is no assurance that WRIICO's use of forward currency contracts will be advantageous to the Fund or that WRIICO will hedge at an appropriate time.

         Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Turnover. The Fund's options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

         Swaps, Caps, Floors and Collars. The Fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive cash flows on a notional principal amount, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

         Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield because these agreements may affect the Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

         Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps, floors and collars have an effect similar to buying or writing options.

         The creditworthiness of firms with which the Fund enters into swaps, caps, floors or collars will be monitored by WRIICO. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. The Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIICO and the Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.

Real Estate Investment Trust Securities

         Ivy Balanced Fund, Ivy Real Estate Securities Fund and Ivy Value Fund may invest in securities issued by real estate investment trusts. A real estate investment trust (REIT) is a corporation or a business trust that would otherwise be taxed as a corporation, which meets certain requirements of the Internal Revenue Code of 1986, as amended (Code). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, and gains from sale of real estate assets), and must distribute to shareholders annually 95% or more of its taxable income. Moreover, at the end of each quarter of its taxable year, at least 75% of the value of its total assets must be represented by real estate assets, cash and cash items and U.S. government securities.

         REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of the Fund investments in REITs will consist of equity REITs.

Repurchase Agreements

         The Fund may purchase securities subject to repurchase agreements. If the repurchase agreement is not terminable within seven days, the securities would be considered illiquid. See Illiquid Investments. A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

         The majority of the repurchase agreements in which the Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIICO.

Restricted Securities

         Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

         There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets are often subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, e.g., Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Trustees. See Illiquid Investments.

Short Sales Against the Box

         Each Fund (other than Ivy Cundill Global Value Fund, Ivy Dividend Income Fund and International Fund) may sell securities "short against the box." Whereas a short sale is the sale of a security a Fund does not own, a short sale is "against the box" if, at all times during which the short position is open, a Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses. The Funds have no present intention to sell securities short in this fashion.

U.S. Government Securities

         Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (U.S. Government securities) are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

         U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Fannie Mae, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Freddie Mac, Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association.

         Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Other securities, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. The Fund will invest in securities of agencies and instrumentalities only if WRIICO is satisfied that the credit risk involved is acceptable.

         U.S. Government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by U.S. Government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See, Mortgage-Backed and Asset-Backed Securities. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

Variable or Floating Rate Instruments

         Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

Warrants and Rights

         Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp decline in value than the underlying security might be. They are also generally less liquid than an investment in the underlying securities.

Warrants with Cash Extractions

         Ivy International Balanced Fund may also invest up to 5% of its assets in warrants used in conjunction with the cash extraction method. If an investor wishes to replicate an underlying share, the investor can use the warrant with cash extraction method by purchasing warrants and holding cash. The cash component would be determined by subtracting the market price of the warrant from the underlying share price.

         For example, assume one share for company "Alpha" has a current share price of $40 and issued warrants can be converted one for one share at an exercise price of $31 exercisable two years from today. Also assume that the market price of the warrant is $10 ($40 - $31 + $1) because investors are willing to pay a premium ($1) for previously stated reasons. If an investor wanted to replicate an underlying share by engaging in a warrant with cash extraction strategy, the amount of cash the investor would need to hold for every warrant would be $30 ($40 - $10 = $30). A warrant with cash extraction is, thus, simply a synthetically created quasi-convertible bond.

         If an underlying share issues no or a low dividend and has an associated warrant with a market price that is low relative to its share price, a warrant with cash extraction may provide attractive cash yields and minimize capital loss risk, provided the underlying share is also considered a worthy investment. For example, assume Alpha's share is an attractive investment opportunity and its share pays no dividend. Given the information regarding Alpha provided above, also assume that short-term cash currently yields 5% per year and that the investor plans to hold the investment at least two years, barring significant near-term capital appreciation. If the share price were to fall below $30, the warrant with cash extraction strategy would yield a lower loss than the underlying share because an investor cannot lose more than the purchase cost of the warrant (capital risk minimized). The cash component for this strategy would yield $3.08 after two years (compound interest). The total value of the underlying investment would be $43.08 versus $40.00 for the non-yielding underlying share (attractive yield). Finally, it is important to note that this strategy will not be pursued if it is not economically more attractive than underlying shares.

When-Issued and Delayed-Delivery Transactions

         Each Fund (other than Ivy Small Cap Value Fund and Ivy Value Fund) may purchase securities in which it may invest on a when-issued or delayed-delivery (forward commitment) basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of securities in determining its NAV per share. When the Fund sells securities on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the securities. When the Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sale price in determining the Fund's NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

         The use of when-issued transactions and forward commitments enables a Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of WRIICO or sub-advisor, as the case may be to correctly anticipate increases and decreases in interest rates and prices of securities. If WRIICO or sub-advisor anticipates a rise in interest rates and a decline in prices and, accordingly, a Fund sells securities on a forward commitment basis in order to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If the investment advisor or sub-advisor anticipates a decline in interest rates and a rise in prices, and, accordingly, the Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether WRIICO or sub-advisor is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in a Fund's net asset value.

         When-issued securities and forward commitments may be sold prior to the settlement date, but, except for mortgage dollar roll transactions (as discussed below), a Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. Each of these Funds may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. To facilitate transactions in when-issued securities and forward commitments, a Fund's custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. (At the time a Fund makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.)

         Ivy Balanced Fund, Ivy Bond Fund, Ivy International Balanced Fund, and Ivy Mortgage Securities Fund may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, a Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for a Fund to roll over its purchase commitment, the Fund may receive a negotiated fee. These transactions, referred to as mortgage dollar rolls (discussed below), are entered into without the intention of actually acquiring securities.

         The purchase of securities on a when-issued or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. A Fund's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares. No more than 30% of the value of such Fund's (other than Ivy International Balanced Fund's) total assets will be committed to when-issued or forward commitment transactions, and of such 30%, no more than two-thirds (i.e., 20% of its total assets) may be invested in mortgage dollar rolls. No more than 20% of the value of Ivy International Balanced Fund's total assets will be committed to when-issued or forward commitment transactions.

         Mortgage Dollar Rolls. In connection with its ability to purchase securities on a when-issued or forward commitment basis, Ivy Bond Fund, Ivy Balanced Fund, and Ivy Mortgage Securities Fund may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, a Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. A Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the ability of WRIICO or sub-advisor, as the case may be, to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by a Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.

         For financial reporting and tax purposes, mortgage dollar rolls are considered as two separate transactions: one involving the sale of a security and a separate transaction involving a purchase. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a "financing" rather than as a separate sale and purchase transactions.

Zero Coupon Securities

         Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash.

         A Fund may invest in zero coupon securities that are stripped U.S. Treasury notes and bonds, zero coupon bonds of corporate or municipal issuers and other securities that are issued with original issue discount (OID). The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities and includable in the dividends it pays to its shareholders. The Fund will pay those dividends from its cash assets or by liquidation of portfolio securities, if necessary, at a time when it otherwise might not have done so. The Fund may realize capital gains or losses from those sales, which would increase or decrease its taxable income and/or net capital gains.

         A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

         The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

Defensive Purposes

         Each of Ivy Balanced Fund, Ivy Bond Fund, Ivy International Balanced Fund, Ivy Mortgage Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund may invest up to 20% of its net assets in cash or cash items. Ivy Real Estate Securities Fund may invest approximately 5% of its net assets in cash or cash items. In addition, for temporary or defensive purposes, each Fund may invest in cash or cash items without limitation. The "cash items" in which each Fund may invest, include short-term obligations such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); and other similar high-quality short-term United States dollar-denominated obligations.

Investment Restrictions and Limitations

         Certain of the Funds' investment restrictions and other limitations are described in this SAI. Each of the Funds is "diversified" as defined in the 1940 Act. This means that at least 75% of the value of the Fund's total assets is represented by cash and cash items, government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

Fundamental Investment Restrictions and Limitations

         The following are each Fund's fundamental investment limitations set forth in their entirety, which cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67% or more of the Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares.

         The following are the fundamental policies of Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund and may not be changed without shareholder approval. Each of Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund has elected to be classified as a diversified series of an open-end investment company. Each of Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund may not:

(1)	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(4)

purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities;

(5)

purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI. In addition, Ivy Global Natural Resources Fund may invest in commodities relating to natural resources, as described in the Prospectus and this SAI;

(6)

make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans; and

(7)

concentrate its investments in a particular industry, as the term "concentrate" is interpreted in connection with the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         The following are the fundamental policies of Ivy Dividend Income Fund and may not be changed without shareholder approval. Ivy Dividend Income Fund may not:
(1)	Buy real estate nor any nonliquid interests in real estate investment trusts;

(2)

With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and Government securities as defined in the 1940 Act), if immediately after and as a result of such purchase, (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer;

(3)	Buy the securities of companies in any one industry if more than 25% of the Fund's total assets would then be in companies in that industry;

(4)

Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, lend Fund securities in accordance with its investment objective and policies and enter into repurchase agreements, to the extent allowed, and in accordance with the requirements, under the 1940 Act. For purposes of this restriction, the participation of the Fund in a credit facility whereby the Fund may directly lend and borrow money for temporary purposes, provided that the loans are made in accordance with an order of exemption from the SEC and any conditions thereto, will not be considered to be the making of a loan;

The following interpretation applies to, but is not part of, this fundamental restriction: the Fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

(5)	Invest for the purpose of exercising control or management of other companies;

(6)	Participate on a joint, or a joint and several, basis in any trading account in any securities;

(7)

Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (2) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

(8)	Engage in the underwriting of securities of other issuers;

(9)

Borrow for leveraging or investment. The Fund may borrow money for temporary, emergency or extraordinary purposes in an amount not exceeding 33 1/3% of the value of its total assets less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Fund's total assets less liabilities (other than borrowings) will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(10)

Purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments; or

(11)	Issue senior securities.

         The following are the fundamental policies of each of Ivy Balanced Fund, Ivy Bond Fund, Ivy International Balanced Fund, Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund and may not be changed without shareholder approval.
(1)	Policy Regarding Borrowing and the Issuance of Senior Securities.

No Fund may issue senior securities. Each Fund may, however, issue additional series and classes of shares in accordance with the Agreement and Declaration of Trust of Ivy Funds.

Each Fund may borrow money only for temporary, emergency or extraordinary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of a Fund's total assets less liabilities (other than borrowings) will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

(2)	Policy Regarding Concentration in a Particular Industry.

Ivy Bond Fund, Ivy International Balanced Fund, Ivy Balanced Fund, Ivy Value Fund and Ivy Small Cap Value Fund.

The Fund will not concentrate its investments in a particular industry. For purposes of this limitation, the United States Government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

Ivy Mortgage Securities Fund.

Under normal market conditions, the Fund will concentrate its investments in the mortgage and mortgage-finance industry. The Fund will not concentrate its investments in any other particular industry. For purposes of this limitation, the United States Government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

Ivy Real Estate Securities Fund.

Under normal market conditions, the Fund will concentrate its investments in the real estate or real estate related industry. The Fund will not concentrate its investments in any other particular industry. For purposes of this limitation, the United States Government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

(3)	Policy Regarding Investments in Real Estate.

The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

(4)	Policy Regarding Investments in Commodities.

No Fund may purchase or sell physical commodities; however, this policy does not prevent a Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

(5)	Policy Regarding Lending.

The Fund may not make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, lend Fund securities in accordance with its investment objective and policies and enter into repurchase agreements, to the extent allowed, and in accordance with the requirements, under the 1940 Act. For purposes of this restriction, the participation of the Fund in a credit facility whereby the Fund may directly lend and borrow money for temporary purposes, provided that the loans are made in accordance with an order of exemption from the Securities and Exchange Commission and any conditions thereto, will not be considered the making of a loan.

(6)	Policy Regarding Underwriting of Securities.

The Fund will not act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

Non-Fundamental Investment Restrictions and Limitations

         The following investment restrictions are not fundamental, or are operating, and may be changed without shareholder approval to the extent permitted by applicable law, regulation or regulatory policy.

         The following are non-fundamental investment restrictions for Ivy Cundill Global Value Fund and may be changed by the Board of Trustees without approval of the shareholders of the affected Funds. Under these restrictions, Ivy Cundill Global Value Fund may not:

(1)	purchase or sell real estate limited partnership interests;

(2)	purchase or sell interests in oil, gas or mineral leases (other than securities of companies that invest in or sponsor such programs);

(3)	invest in oil, gas and/or mineral exploration or development programs;

(4)

purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, and except that the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

(5)	make investments in securities for the purpose of exercising control over or management of the issuer;

(6)

participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of WRIICO for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

(7)

borrow amounts in excess of 10% of its total assets, taken at the lower of cost or market value, and then only from banks as a temporary measure for extraordinary or emergency purposes. All borrowings will be repaid before any additional investments are made;

(8)

purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities restricted as to disposition under the Federal securities laws; or

(9)

purchase securities of another investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except that the Fund may invest in securities of other investment companies subject to the restrictions in Section 12(d)(1) of the 1940 Act.

         The following are non-fundamental investment restrictions for Ivy Dividend Income Fund and may be changed by the Board of Trustees without approval of the shareholders of the Fund:

(1)	Under normal market conditions, the Fund will invest at least 80% of its net assets in dividend-paying equity securities.

(2)	The Fund does not intend to invest more than 25% of its total assets in foreign securities.

(3)	The Fund does not currently intend to invest in non-investment grade debt securities if, as a result, more than 10% of its total assets would consist of such investments.

(4)	The Fund may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid investments.

(5)	The Fund may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act.

(6)

The Fund may invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

(7)

To the extent that the Fund enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is in-the-money if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is in-the-money if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Fund's total assets that are at risk in futures contracts, options on futures contracts and currency options.

         The following are non-fundamental investment restrictions for Ivy European Opportunities Fund and may be changed by the Board of Trustees without approval of the shareholders of the affected Funds. Under these restrictions, Ivy European Opportunities Fund may not:
(1)

invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in the subadvisor's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market or to other factors, is liquid;

(2)

purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the 1940 Act and rules thereunder;

(3)	purchase or sell real estate limited partnership interests;

(4)	sell securities short, except for short sales "against the box";

(5)

participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Fund's subadvisor for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

(6)

purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

(7)	make investments in securities for the purpose of exercising control over or management of the issuer; or

(8)	invest in interests in oil, gas and/or mineral exploration or development programs (other than securities of companies that invest in or sponsor such programs).

         The following are non-fundamental investment restrictions for Ivy Global Natural Resources Fund and may be changed by the Board of Trustees without approval of the shareholders of the affected Funds. Under these restrictions, Ivy Global Natural Resources Fund may not:
(1)

invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in WRIICO''s opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;

(2)

purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the 1940 Act and rules thereunder;

(3)	purchase or sell interests in oil, gas or mineral leases (other than securities of companies that invest in or sponsor such programs);

(4)	invest in interests in oil, gas and/or mineral exploration or development programs;

(5)	sell securities short, except for short sales "against the box;"

(6)

borrow money, except for temporary or emergency purposes. The Fund may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets;

(7)

participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Fund's investment advisor for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

(8)

purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures; or

(9)	make investments in securities for the purpose of exercising control over management of the issuer.

         Under the 1940 Act, Ivy Global Natural Resources Fund is permitted, subject to its investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

         The following are non-fundamental investment restrictions for Ivy International Fund and may be changed by the Board of Trustees without approval of the shareholders of the affected Funds. Under these restrictions, Ivy International Fund may not:
(1)	invest in oil, gas or other mineral leases or exploration or development programs;

(2)	invest in companies for the purpose of exercising control of management;

(3)

invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

(4)

borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;

(5)	purchase securities on margin;

(6)	sell securities short;

(7)

purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act;

(8)

invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities, and instrumentalities);

(9)	hold more than 10% of the voting securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities); or

(10)	purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation.

         Under the1940 Act, Ivy International Fund is permitted, subject to its investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

         The following are non-fundamental investment restrictions for Ivy International Value Fund and may be changed by the Board of Trustees without approval of the shareholders of the affected Funds. Under these restrictions, Ivy International Value Fund may not:
(1)	invest in oil, gas or other mineral leases or exploration or development programs;

(2)	invest in companies for the purpose of exercising control of management;

(3)	sell securities short, except for short sales "against the box;"

(4)	borrow amounts in excess of 10% of its total assets, taken at the lower of cost or market value, and then only from banks as a temporary measure for emergency purposes;

(5)

purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act;

(6)

purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures; or

(7)

purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidations, and except that the Fund may purchase shares of other investment companies subject to such restrictions as may be imposed by the 1940 Act and rules thereunder.

         Ivy International Value Fund will continue to interpret fundamental investment restriction (v) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

         Under the 1940 Act, Ivy International Value Fund is permitted, subject to its investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets.

         The following are non-fundamental investment restrictions for Ivy Pacific Opportunities Fund and may be changed by the Board of Trustees without approval of the shareholders of the affected Funds. Under these restrictions, Ivy Pacific Opportunities Fund may not:
(1)	invest in oil, gas or other mineral leases or exploration or development programs;

(2)	invest in companies for the purpose of exercising control of management;

(3)

purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the 1940 Act and rules thereunder;

(4)

invest more than 15% of its net assets taken at market value at the time of the investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in WRIICO's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;

(5)

borrow money, except for temporary purposes. The Fund may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets;

(6)

purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

(7)

participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Fund's investment advisor for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

(8)	sell securities short, except for short sales "against the box;" or

(9)

purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act.

         The following are non-fundamental investment restrictions for each of Ivy Balanced Fund, Ivy Bond Fund, Ivy International Balanced Fund, Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund, Ivy Value Fund and may be changed by the Board of Trustees without approval of the shareholders of the affected Funds:
(1)	The Fund will not acquire any new securities while borrowings, including borrowings through reverse repurchase agreements, exceed 5% of total assets.

(2)

The Fund will use futures contracts and options on futures contracts only (a) for "bona fide hedging purposes" (as defined in regulations of the Commodity Futures Trading Commission) or (b) for other purposes so long as the aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of liquidation value of the Fund's portfolio.

(3)

The Fund may mortgage, pledge or hypothecate its assets only to secure permitted borrowings. Collateral arrangements with respect to futures contracts, options thereon and certain options transactions are not considered pledges for purposes of this limitation.

(4)	The Fund may not make short sales of securities, other than short sales "against the box."

(5)

The Fund may not purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of securities transactions and it may make margin deposits in connection with futures contracts.

(6)	The Fund will not invest more than 15% of its net assets in illiquid securities.

(7)

The total market value of securities against which the Fund may write call or put options will not exceed 20% of the Fund's total assets. In addition, the Fund will not commit more than 5% of its total assets to premiums when purchasing put or call options.

         An investment policy or limitation that states a maximum percentage of the Fund's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, the Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

Portfolio Turnover

         A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

         The portfolio turnover rate for the fiscal years ended December 31, 2002 and December 31, 2003 and the fiscal period ended March 31, 2004 were as follows:

Fund	2004*	2003	2002
Ivy Cundill Global Value Fund	1%	24%	122%
Ivy Dividend Income Fund	12%	16%	NA
Ivy European Opportunities Fund	31%	123%	69%
Ivy Global Natural Resources Fund	29%	58%	67%
Ivy International Fund	27%	136%	34%
Ivy International Value Fund	23%	148%	48%
Ivy Pacific Opportunities Fund	61%	187%	16%

         The portfolio turnover rate for the fiscal years ended July 31, 2002 and July 31, 2003 and the fiscal period ended March 31, 2004 were as follows:

Fund	2004*	2003	2002
Ivy Real Estate Securities Fund	35%	48%	101%
Ivy Small Cap Value Fund	27%	54%	37%
Ivy Value Fund	86%	123%	95%

         The portfolio turnover rate for the fiscal years ended September 30, 2002 and September 30, 2003 and the fiscal period ended March 31, 2004 were as follows:

Fund	2004*	2003	2002
Ivy Balanced Fund	29%	110%	129%
Ivy Bond Fund	78%	119%	148%
Ivy International Balanced Fund	15%	39%	48%
Ivy Mortgage Securities Fund	57%	83%	99%

 *The portfolio turnover rate is not annualized. Each Fund has a lower turnover rate for the fiscal period ended March 31, 2004 because the period comprised only 3 months, 6 months, or 8 months, as the case may be, compared with the usual 12 months.

MANAGEMENT OF THE FUNDS

Trustees and Officers

         The Board of Trustees (Board) oversees the operations of the Funds in the Trust, and is responsible for the overall management and supervision of the affairs of the Trust in accordance with the laws of the State of Massachusetts. The members of the Board are also Directors for, and similarly oversee the operations of, each of the 13 funds in the Ivy Funds, Inc., which, together with the Funds, comprise the Ivy Family of Funds. The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Ivy Family of Funds and the Advisors Fund Complex, which is comprised of each of the funds in the Waddell & Reed Advisors Funds, W&R Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. Eleanor B. Schwartz, Joseph Harroz, Jr., Henry J. Herrmann and Keith A. Tucker also oversee all of the funds in the Advisors Fund Complex.

         Subject to the Funds' Emeritus and Retirement Policy, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The Board appoints officers and delegates to them the management of the day-to-day operations of each of the Funds, based on policies reviewed and approved by the Board and general oversight by the Board.

Independent Trustees

         The following table provides information regarding each Trustee who is not an "interested person" as defined in Section 2(a)(19) ofthe 1940 Act (independent Trustees).

NAME, ADDRESS AND AGE	POSITION HELD WITH THE FUND	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 Age: 64	Trustee	2002	President of Boettcher Enterprises, Inc. (agriculture products and services) since 1979; President of Boettcher Supply, Inc. (electrical and plumbing supplies distributor) since 1979; President of Boettcher Aerial, Inc. (Aerial Ag Applicator) since 1983	28	Director of Guaranty State Bank & Trust Co.; Director of Guaranty, Inc.
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 Age: 54	Trustee	2002	CEO of PacPizza LLC (Pizza Hut franchise) since 2000; Secretary of Streetman Homes, LLP (homebuilding company) since 2001; President of Alien, Inc. (real estate development), 1997 to 2001	28	Director of Collins Financial Services, a debt recovery company
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 37	Trustee	2002	Vice President and General Counsel of the Board of Regents, University of Oklahoma since 1996; Adjunct Professor, University of Oklahoma Law School since 1997; Managing Member, Harroz Investments, LLC, commercial enterprise since 1998	70	Director of Advisors Fund Complex (42 portfolios overseen)
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 52	Trustee	2002	Of Counsel, Lee & Smith, PC (law firm) since 1996; Member/Manager, Castle Valley Ranches, LLC (ranching) since 1995	28	None
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 67	Trustee	2002	Professor Emeritus since 2003; Professor of Business Administration, University of Missouri at Kansas City, 1980 to 2003; formerly, Chancellor, University of Missouri at Kansas City, 1991 to 1999	70	Director of Advisors Fund Complex (42 portfolios overseen)
Michael G. Smith 920 York Road Suite 350 Hinsdale IL 60521 Age:60	Trustee	2002	Retired; Managing Director--Institutional Sales, Merrill Lynch, 1983-1999	28

Director, Executive Board, Cox Business School, Southern Methodist University (since 1998); Director, Northwestern Mutual Life Series Funds & Mason Street Advisors Funds (since February, 2003) (29 portfolios overseen)

Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 Age: 61	Trustee	2000	Retired; CEO and Director of Asgard Holding, LLC (computer network and security services), 2002 to 2004; CEO and Director of JBE Technology Group, Inc. (telecommunications services), 2001 to 2003; CEO and Director of Global Mutual Fund Services, 1993 to 2000; CEO and Director of Global Technology Management, Inc. (software and services), 1992 to 2000	28	Director of Hansberger Institutional Funds (2 portfolios overseen)

Interested Trustees

         The following Trustees are "interested" by virtue of their engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the Funds' investment manager, Waddell & Reed Ivy Investment Company (WRIICO), the Funds' principal underwriter, Ivy Funds Distributor, Inc. (IFDI), and the Funds' accounting services agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership in shares of WDR.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	TRUSTEE /OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	TOTAL NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD
Keith A. Tucker 6300 Lamar Avenue Overland Park, KS 66202 Age: 59	Chairman of the Board Trustee	1998 1993	Chairman of the Board, Chief Executive Officer and Director of WDR; formerly, Principal Financial Officer of WDR; Chairman of the Board and Director of Waddell & Reed, WRSCO and Waddell & Reed Investment Management Company (WRIMCO), an affiliate of WRIICO; Chairman of the Board and Director/Trustee of each of the funds in the Fund Complex	70	Chairman and Director of each of the Funds in the Advisors Fund Complex
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 Age: 61	President Trustee	2001 1998	President, Chief Investment Officer and Director of WDR; formerly, Treasurer of WDR; Director of Waddell & Reed; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; President, Chief Executive Officer and Director of WRIICO; President and Director/Trustee of each of the funds in the Fund Complex	70	Director of each of the Funds in the Advisors Fund Complex; Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; Director, Ivy Services Inc. (ISI), an affiliate of WRIICO

*With respect to the Fund Complex.

Officers

         The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Funds' officers are:

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE FUND	OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Theodore W. Howard 6300 Lamar Avenue Overland Park KS 66202 Age: 61	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	1987 1976 1976 2002	Senior Vice President of WRSCO; Vice President, Treasurer, Principal Accounting Officer and Principal Financial Officer of each of the funds in the Fund Complex; formerly, Vice President of WRSCO
Kristen A. Richards 6300 Lamar Avenue Overland Park KS 66202 Age: 36	Vice President Secretary Associate General Counsel	2000 2000 2000

Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO and WRIICO; Vice President, Secretary and Associate General Counsel of each of the funds in the Fund Complex; formerly, Assistant Secretary of funds in the Fund Complex; formerly, Compliance Officer of WRIMCO

Daniel C. Schulte 6300 Lamar Avenue Overland Park KS 66202 Age: 38	Vice President General Counsel Assistant Secretary	2000 2000 2000

Vice President, Assistant Secretary and General Counsel of WDR; Senior Vice President and General Counsel of Waddell & Reed, WRIMCO, WRSCO and IFDI; Senior Vice President, Assistant Secretary and General Counsel of WRIICO; Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex

*With respect to the Fund Complex.

Committees of the Board of Trustees

         Audit Committee. The Audit Committee assists the Board in fulfilling its responsibilities to shareholders of the Fund relating to accounting and reporting, internal controls and the adequacy of auditing relative thereto. The Audit Committee consists of Michael G. Smith, Jarold W. Boettcher and Glendon E. Johnson, Jr. During the fiscal period ended March 31, 2004, the Audit Committee met once.

         Executive Committee. The Executive Committee acts as necessary on behalf of the full Board. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Fund except the power to increase or decrease the size of, or fill vacancies on the Board, and except as otherwise prohibited by law. The Executive Committee consists of Keith A. Tucker, Henry J. Herrmann and Edward M. Tighe. During the fiscal period ended March 31, 2004, Executive Committee did not meet.

         Governance Committee. The Governance Committee considers the responsibilities and actions of the Board of Trustees. The Governance Committee will consider candidates for Trustee recommended by Shareholders. Written recommendations with any supporting information should be directed to the Secretary of the Funds. The Governance Committee consists of Joseph Harroz, Jr., Eleanor B. Schwartz and James D. Gressett. During the fiscal period ended March 31, 2004, the Governance Committee met once.

         Valuation Committee. The Valuation Committee considers the valuation of portfolio securities which may be difficult to price. The Valuation Committee consists of Keith A Tucker and Henry J. Herrmann. During the fiscal period ended March 31, 2004, the Valuation Committee met 21 times.

Ownership of Fund Shares as of December 31, 2003

         The following tables provide information regarding shares of the Funds owned by each Trustee, as well as the aggregate dollar range of shares owned, by each Trustee, within the Ivy Family of Funds.

INDEPENDENT TRUSTEES

Director	Dollar Range of Shares Owned: Ivy Balanced Fund	Dollar Range of Shares Owned: Ivy Bond Fund	Dollar Range of Shares Owned: Ivy Cundill Global Value Fund	Dollar Range of Shares Owned: Ivy Dividend Income Fund
Jarold W. Boettcher	$0	$0	$0	$0
James D. Gressett	$0	$0	$0	$0
Joseph Harroz, Jr.	$0	$0	$0	$0
Glendon E. Johnson, Jr.	$0	$0	$0	$0
Eleanor B. Schwartz	$0	$0	$0	$0
Michael G. Smith	$0	$0	$0	over $100,000
Edward M. Tighe	$0	$0	$1 to $10,000	$1 to $10,000

Director	Dollar Range of Shares Owned: Ivy European Opportunities Fund	Dollar Range of Shares Owned: Ivy Global Natural Resources Fund	Dollar Range of Shares Owned: Ivy International Fund	Dollar Range of Shares Owned: Ivy International Balanced Fund
Jarold W. Boettcher	$0	$0	$0	$0
James D. Gressett	$0	$0	$0	$0
Joseph Harroz, Jr.	$0	$0	$0	$0
Glendon E. Johnson, Jr.	$0	$0	$0	$0
Eleanor B. Schwartz	$0	$0	$0	$0
Michael G. Smith	$0	$0	$0	$0
Edward M. Tighe	$0	$0	$0	$0

Director	Dollar Range of Shares Owned: Ivy International Value Fund	Dollar Range of Shares Owned: Ivy Mortgage Securities Fund	Dollar Range of Shares Owned: Ivy Pacific Opportunities Fund	Dollar Range of Shares Owned: Ivy Real Estate Securities Fund
Jarold W. Boettcher	$0	$0	$0	$0
James D. Gressett	$0	$0	$0	$0
Joseph Harroz, Jr.	$0	$0	$0	$0
Glendon E. Johnson, Jr.	$0	$0	$0	$0
Eleanor B. Schwartz	$0	$0	$0	$0
Michael G. Smith	$0	$0	$0	$0
Edward M. Tighe	$0	$0	$0	$0

Director	Dollar Range of Shares Owned: Ivy Small Cap Value Fund	Dollar Range of Shares Owned: Ivy Value Fund	Aggregate Dollar Range of Fund Shares Owned in All Funds within the Ivy Family of Funds
Jarold W. Boettcher	$0	$0	$1 to $10,000
James D. Gressett	$0	$0	$0
Joseph Harroz, Jr.	$0	$0	$0
Glendon E. Johnson, Jr.	$0	$0	$0
Eleanor B. Schwartz	$0	$0	$0
Michael G. Smith	$0	$0	over $100,000
Edward M. Tighe	$0	$0	$10,001 to $50,000

INTERESTED TRUSTEES

Director	Dollar Range of Shares Owned: Ivy Balanced Fund	Dollar Range of Shares Owned: Ivy Bond Fund	Dollar Range of Shares Owned: Ivy Cundill Global Value Fund	Dollar Range of Shares Owned: Ivy Dividend Income Fund
Henry J. Herrmann	$0	$0	$0	$0
Keith A. Tucker	$0	$0	$0	$0

Director	Dollar Range of Shares Owned: Ivy European Opportunities Fund	Dollar Range of Shares Owned: Ivy Global Natural Resources Fund	Dollar Range of Shares Owned: Ivy International Fund	Dollar Range of Shares Owned: Ivy International Balanced Fund
Henry J. Herrmann	$0	$0	$0	$0
Keith A. Tucker	$0	$0	$0	$0

Director	Dollar Range of Shares Owned: Ivy International Value Fund	Dollar Range of Shares Owned: Ivy Mortgage Securities Fund	Dollar Range of Shares Owned: Ivy Pacific Opportunities Fund	Dollar Range of Shares Owned: Ivy Real Estate Securities Fund
Henry J. Herrmann	$0	$0	$0	$0
Keith A. Tucker	$0	$0	$0	$0

Director	Dollar Range of Shares Owned: Ivy Small Cap Value Fund	Dollar Range of Shares Owned: Ivy Value Fund	Aggregate Dollar Range of Fund Shares Owned in All Funds within the Ivy Family of Funds
Henry J. Herrmann	$0	$0	$0
Keith A. Tucker	$0	$0	$50,001 to 100,000

The following independent Trustees have each deferred a portion of their annual compensation, and the deferred amounts are deemed invested in shares of funds within the Fund Complex. The values of these deferred accounts are:

Director	Dollar Range of Shares Deemed Owned: Ivy Balanced Fund	Dollar Range of Shares Deemed Owned: Ivy Bond Fund	Dollar Range of Shares Deemed Owned: Ivy Cundill Global Value Fund	Dollar Range of Shares Deemed Owned: Ivy Dividend Income Fund
James D. Gressett	$0	$0	$0	$0
Joseph Harroz, Jr.	$0	$0	$1 to $10,000	$0
Eleanor B. Schwartz	$0	$0	$0	$0
Michael G. Smith	$0	$0	$0	$0
Edward M. Tighe	$0	$0	$1 to $10,000	$1 to $10,000

Director	Dollar Range of Shares Deemed Owned: Ivy European Opportunities Fund	Dollar Range of Shares Deemed Owned: Ivy Global Natural Resources Fund	Dollar Range of Shares Deemed Owned: Ivy International Fund	Dollar Range of Shares Deemed Owned: Ivy International Balanced Fund
James D. Gressett	$0	$0	$0	$0
Joseph Harroz, Jr.	$1 to $10,000	$1 to $10,000	$0	$0
Eleanor B. Schwartz	$0	$0	$0	$0
Michael G. Smith	$0	$0	$0	$0
Edward M. Tighe	$0	$0	$0	$0

Director	Dollar Range of Shares Deemed Owned: Ivy International Value Fund	Dollar Range of Shares Deemed Owned: Ivy Mortgage Securities Fund	Dollar Range of Shares Deemed Owned: Ivy Pacific Opportunities Fund	Dollar Range of Shares Deemed Owned: Ivy Real Estate Securities Fund
James D. Gressett	$0	$0	$0	$0
Joseph Harroz, Jr.	$0	$0	$0	$0
Eleanor B. Schwartz	$0	$0	$0	$0
Michael G. Smith	$0	$0	$0	$0
Edward M. Tighe	$0	$0	$0	$0

Director	Dollar Range of Shares Deemed Owned: Ivy Small Cap Value Fund	Dollar Range of Shares Deemed Owned: Ivy Value Fund	Aggregate Dollar Range of Fund Shares Deemed Owned in All Funds within the Fund Complex
James D. Gressett	$0	$0	$10,001 to $50,000
Joseph Harroz, Jr.	$0	$0	over $100,000
Eleanor B. Schwartz	$0	$0	$10,001 to $50,000
Michael G. Smith	$0	$0	$10,001 to $50,000
Edward M. Tighe	$0	$0	$10,001 to $50,000

Compensation

         The Funds in the Ivy Family of Funds pay to each Director/Trustee (other than Director/Trustees who are affiliates of WRIICO), effective September 1, 2003, an annual base fee of $26,000, plus $2,000 for each meeting of the Board attended, plus reimbursement of expenses for attending such meetings. Prior to September 1, 2003, the Director/Trustees received an annual base fee of $26,000, plus $1,000 for each meeting of the Board attended, plus reimbursement of expenses for attending such meetings. The fees paid to the Director/Trustees are divided among the funds in Ivy Family of Funds based on each fund's relative asset size. Prior to June 3, 2003, the Ivy Family of Funds consisted solely of the Funds in Ivy Funds then in existence. For the year ended March 31, 2004, the Director/Trustees received the following fees for service as a trustee of the Trust:

COMPENSATION TABLE

Director	Aggregate Compensation From Trust	Total Compensation From Fund and Ivy Family of Funds[1]
--------	------------	------------
Henry J. Herrmann	$0	$ 0
Keith A. Tucker	0	0
Jarold W. Boettcher	9,546	33,000
James D. Gressett	9,546	33,000[2]
Joseph Harroz, Jr.	9,546	33,000[2]
Glendon E. Johnson, Jr.	9,546	33,000
Eleanor B. Schwartz	9,546	33,000
Michael G. Smith	9,546	33,000[2]
Edward M. Tighe	9,546	33,000[2]

1No pension or retirement benefits have been accrued as a part of Fund expenses.

2The total amount of deferred compensation included in this amount is as follows:

James D. Gressett	$33,000
Joseph Harroz, Jr.	16,500
Michael G. Smith	33,000
Edward M. Tighe	33,000

         The officers as well as Messrs. Tucker and Herrmann are paid by WRIICO or its affiliates.

         The Board has created an honorary position of Trustee Emeritus, whereby an incumbent Trustee who has attained the age of 75 must resign his or her position as Trustee and, unless he or she elects otherwise, will serve as Trustee Emeritus provided the Trustee has served as a Trustee of the Trust for at least five years which need not have been consecutive. For three years following the date of retirement, a Trustee Emeritus will receive fees in recognition of his or her past services equal to the annual retainer he or she was receiving at the time of his or her resignation as a Trustee, whether or not services are rendered in his or her capacity as Trustee Emeritus, but he or she has no authority or responsibility with respect to the management of the Trust.

Code of Ethics

         The Trust, WRIICO, IFDI, Advantus Capital Management, Inc., Henderson Global Investors (North America) Inc., Mackenzie Financial Corporation, Peter Cundill & Associates, State Street Research & Management Company, and Templeton Investment Counsel, LLC have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits their respective trustees, directors, officers and employees to invest in securities, including securities that may be purchased or held by a Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         The following table sets forth information with respect to the Fund, as of June 30, 2004, regarding the beneficial ownership of Fund shares.

Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
-------------------	-----	------------	-------
Fiduciary Trust Co NH Cust	Bond Fund
IRA	Class C	1,096	6.35%
FBO Shelley Beckett
5415 Fenno Way
Reno NV 89509-2195

Cynthia L Brace (TOD)	Bond Fund
3915 Pinoak View CT	Class C	2,549	14.77%
Louisville KY 40299-5842

Fiduciary Trust Co NH Cust	Mortgage Securities Fund
IRA Rollover	Class C	13,910	5.34%
FBO Paula M Burdick
8745 Washington Cir
Hummelstown PA 17036-8633

Peter Cundill Holdings Ltd	Cundill Global Value Fund
1100 Melville St Ste 200	Advisor Class	34,042	14.35%
Vancouver
BC V6E 4A6

NFSC FEBO # EBP-241377	Mortgage Securities Fund
Peter Doris	Class C	25,747	9.88%
105 Rex Ave
Philadelphia PA 19118-3741

Fiduciary Trust Co NH Cust	Bond Fund
IRA Rollover	Class C	1,360	7.88%
FBO Dale A Downing
934 N 10th Ave
Broken Bow NE 68822-1227

Pina Evanov (TOD)	Bond Fund
2604 E 20th St #304	Class B	3,541	10.33%
Signal Hill CA 90755-1064

Bank of America NA	Pacific Opportunities Fund
Coll Dennis C Fill	Class B	34,365	5.49%
ATTN: MFO 73-50-100-0485599
P O Box 831575
Dallas TX 75283-1575

FTC & Co	Cundill Global Value Fund
ATTN Datalynx # 00570	Advisor Class	67,710	28.54%
P O Box 173736
Denver CO 80217-3736

First Clearing, LLC	Bond Fund
A/C 4074-4853	Class B	2,070	6.04%
Marjorie L Hensey IRA R/O
FC LLC as Custodian
17834 W Spencer Dr
Surprise AZ 85374-1921

Fiduciary Trust Co NH Cust	International Balanced Fund
IRA Rollover	Class C	5,643	10.59%
FBO Joan D Foote
8200 Hickory LN
Lincoln NE 68510-4462

NFSC FEBO # X65-232874	Global Natural Resources Fund
Saul A Fox Ttee	Class Y	29,886	11.28%
Mercury Trust
U/A 12/17-01
950 Tower Ln Ste 1150
Foster City CA 94404-2127

Fiduciary Trust Co NH Cust	Balanced Fund
Legend 403B	Class B	6,463	12.29%
FBO Norma J Geitter
6510 Chestnut Ridge Rd
Orchard Park NY 14127-3609

Fiduciary Trust Co NH Cust	Bond Fund
IRA	Class C	972	5.63%
FBO Lynette Hollander
132A W Maberry Dr
Lynden WA 98264-9344

Fiduciary Trust Co NH Cust	Value Fund
IRA Rollover	Class B	3,998	6.48%
FBO Elaine K Houser
5077 Cape Tenez Dr
Whittier CA 90601-2226

Ivy Funds Distributor Inc	Bond Fund
ATTN: Bernita Moorshead	Class C	956	5.54%
P O Box 29217	Class Y	961	39.88%
Mission KS 66201-9217
	Dividend Income Fund
	Class C	50,037	8.38%
	Class B	50,028	17.75%
	Class Y	50,287	86.12%

	European Opportunities Fund
	Class Y	6,744	13.64%

	International Fund
	Class Y	5,653	78.40%

	International Balanced Fund
	Class Y	829	6.89%

	International Value Fund
	Class Y	12,255	65.92%

	Pacific Opportunities Fund
	Class Y	14,599	26.61%

Raymond James & Assoc Inc	Balanced Fund
FBO Treloar Judith	Class C	2,254	5.77%
Bind# 11807237
880 Carillon Pkwy
St Petersburg FL 33716-1100

Dayle A Jorgensen (TOD)	Bond Fund
6016 S Regal St Apt 37	Class B	2,094	6.11%
Spokane WA 99223-6965

Fiduciary Trust Co NH Cust	Bond Fund
IRA Rollover	Class B	3,812	11.13%
FBO Patricia Kinyon
2596 Sacramento Dr	International Balanced Fund
Redding CA 96001-5031	Class B	3,656	7.09%

	Value Fund
	Class B	3,241	5.26%

Fiduciary Trust Co NH Cust	Pacific Opportunities Fund
Roth IRA	Advisor Class	1,387	22.21%
FBO Slade Kosova
768 W Palmetto Park Rd
Boca Raton FL 33486-3562

Fiduciary Trust Co NH Cust	Bond Fund
IRA Rollover	Class B	3,534	10.32%
FBO Rolleene R Krumroy
5592 43rd Ave NE
Salem OR 97305-3473

LPL Financial Services	Cundill Global Value Fund
9785 Towne Centre Dr	Class Y	187,870	38.50%
San Diego CA 92121-1968	Advisor Class	19,347	8.16%

	International Value Fund
	Advisor Class	2,438	60.13%

Lynspen and Company	International Fund
P O Box 830804	Class I	10,780	40.43%
P O Box 830804
Birmingham Al 35283-0804

Michael McVay Tr	International Balanced Fund
PSP McVay Brothers Contractors Inc	Class Y	8,277	68.84%
FBO Unallocated Assets
3106 N Argonne Rd
Spokane WA 99212-2102

Fiduciary Trust Co NH Cust	Bond Fund
IRA Rollover	Class B	3,136	9.15%
FBO Patricia A Millard
1365 SW McGinnis Ave
Troutdale OR 97060-1438

Fiduciary Trust Co NH Cust	Balanced Fund
IRA Rollover	Class C	3,946	10.10%
FBO Michael E Miller
PO Box 275
Callaway NE 68825-0275

Minnesota Life Insurance Company	Balanced Fund
ATTN: A6-4105	Class Y	3,713,083	99.98%
400 Robert St N # A6-4105
Saint Paul MN 55101-2015	Mortgage Securities Fund
	Class Y	289,382	98.71%

	Real Estate Securities Fund
	Class Y	5,362,740	99.74%

	Small Cap Value Fund
	Class Y	1,605,443	98.84%

	Value Fund
	Class Y	1,527,042	99.95%

Minnesota Life	Bond Fund
ATTN: 16-4178	Class A	341,589	15.91%
400 Robert St N # 16-4178
Saint Paul MN 55101-2015	International Balanced Fund
	Class A	3,217,308	66.99%

	Real Estate Securities Fund
	Class A	514,002	14.86%

	Small Cap Value Fund
	Class A	2,500,000	56.97%

	Value Fund
	Class A	2,268,505	59.33%

MLPF&S	Cundill Global Value Fund
For the Sole Benefit of its Customers	Class C	363,067	12.40%
ATTN: Fund Administration
4800 Deer Lake Dr E 3rd Fl	European Opportunities Fund
Jacksonville FL 32246-6484	Class A	147,255	5.32%
	Class B	319,355	22.39%
	Class C	414,413	34.13%
	Advisor Class	96,148	53.61%

	Global Natural Resources Fund
	Class B	311,195	13.73%
	Class C	760,671	15.12%
	Advisor Class	4,995	17.53%

	International Fund
	Class A	1,149,245	20.49%
	Class B	911,173	45.16%
	Class C	278,623	54.19%

	International Balanced Fund
	Class C	5,003	9.39%

	International Value Fund
	Class A	376,831	36.73%
	Class B	1,225,236	53.52%
	Class C	413,987	56.53%
	Advisor Class	1,370	33.79%

	Pacific Opportunities Fund
	Class B	94,916	15.16%
	Class C	34,709	9.73%
	Advisor Class	518	8.30%

National Financial Services LLC	European Opportunities Fund
For the Exclusive Benefit of	Advisor Class	37,165	20.72%
Our Customers
200 Liberty St	International Fund
New York NY 10281-1003	Class I	8,546	32.05%

National Investor Services FBO	Cundill Global Value Fund
55 Water St 32nd Floor	Class I	5,042	100.00%
New York NY 10041-0028
	Dividend Income Fund
	Class A	89,240	5.26%

	Global Natural Resources Fund
	Advisor Class	11,137	39.09%

Nationwide Trust Company FSB	Cundill Global Value Fund
c/o IPO Portfolio Accounting	Class Y	36,098	7.40%
P O Box 182029
Columbus OH 43218-2029	European Opportunities Fund
	Class Y	15,816	32.00%

	Dividend Income
	Class Y	8,104	13.88%

	Global Natural Resources Fund
	Class Y	40,105	15.14%

	International Fund
	Class Y	1,558	21.60%

	International Value Fund
	Class Y	1,537	8.27%

	Pacific Opportunities Fund
	Class Y	13,564	24.72%

Fiduciary Trust Co NH Cust	Bond Fund
IRA Rollover	Class C	1,391	8.06%
FBO Diane M Orr
PO Box 5
Ennis MT 59729-0005

Pershing LLC	European Opportunities Fund
P O Box 2052	Class I	859	99.53%
Jersey City NJ 07303-2052

Pershing LLC	Global Natural Resources Fund
Mutual Funds 7th Floor	Class Y	18,356	6.93%
P O Box 2052	Advisor Class	5,067	17.78%
Jersey City NJ 07303-2052
	European Opportunities Fund
	Class Y	4,243	8.58%
	Advisor Class	10,546	5.88%

	Pacific Opportunities Fund
	Advisor Class	4,338	69.49%

Fiduciary Trust Co NH Cust	International Balanced Fund
IRA	Class B	3,906	7.57%
FBO Nellie Potter
1280 Happy Hollow Rd
Napoleon MO 64074-9114

Fiduciary Trust Co NH Cust	Balanced Fund
IRA	Class C	2,711	6.94%
FBO Cherrie J Quinn
7127 E Becker Ln # 118
Scottsdale AZ 85254-5206

Fiduciary Trust Co NH Cust	Small Cap Value Fund
IRA Rollover	Class C	10,472	5.56%
FBO Donald Randle
924 Branch Rd
Albany GA 31705-5305

Charles Schwab & Co Inc	European Opportunities Fund
Reinvest Account	Class A	142,270	5.14%
ATTN: Mutual Fund Dept
101 Montgomery Street	Global Natural Resources Fund
San Francisco CA 94104-4122	Class A	2,114,976	14.49%

	International Fund
	Class A	573,306	10.22%
	Class I	4,791	17.97%

	International Value Fund
	Advisor Class	247	6.08%

Fiduciary Trust Co NH Cust	Value Fund
IRA Rollover	Class C	6,643	7.48%
FBO Helen L Urrey
3404 Wren Ave
Fort Worth TX 76133-2224

Waddell & Reed 401K and	Bond Fund
Thrift Plan	Class Y	1,449	60.12%
6300 Lamar Avenue
Shawnee Mission KS 66202-4200	Cundill Global Value Fund
	Class Y	44,183	9.06%

	European Opportunities Fund
	Class Y	19,250	38.94%

	Global Natural Resources Fund
	Class Y	35,299	13.32%

	International Balanced Fund
	Class Y	2,918	24.27%

	International Value Fund
	Class Y	4,800	25.82%

	Pacific Opportunities Fund
	Class Y	26,700	48.66%

Fiduciary Trust Co NH Cust	Bond Fund
TSA	Class C	1,548	8.97%
FBO Rosemary L Walter
1037 E Southern Ave
Indianapolis IN 46203-5214

Fiduciary Trust Co NH Cust	Balanced Fund
TSA of Linda G Wilding	Class C	2,235	5.73%
FBO Linda G Wilding
25480 Via Adorna
Valencia CA 91355-2910

Fiduciary Trust Co NH Cust	Global Natural Resources Fund
IRA	Advisor Class	1,983	6.96%
FBO David D Wilson
19 Great Lakes Drive
Corpus Christi TX 78413-5817

WRIICO	Cundill Global Value Fund
Bernita F Moorshead	Advisor Class	58,622	24.71%
Waddell & Reed
6300 Lamar Ave
Shawnee Mission KS 66202-4247

Fiduciary Trust Co NH Cust	International Fund
IRA	Advisor Class	24	100.00%
FBO N Craig Zugschwerdt
2150 N Stafford
Arlington VA 22207-3150

         As of June 30, 2004, all of the Trustees and officers of each Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Management Agreement

         With respect to Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund, WRIICO, 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, KS 66201-9217, provides business management services and investment advisory services to the Funds. WRIICO is an SEC registered investment advisor with approximately $4 billion in assets under management as of December 31, 2003.

         Until December 31, 2002, Ivy Management, Inc. (IMI) provided business management services to the Funds and investment advisory services to all Funds other than Ivy Global Natural Resources Fund. On December 31, 2002, IMI, an indirect wholly owned subsidiary of Waddell & Reed Financial, Inc. and a wholly owned subsidiary of Ivy Acquisition Corporation (IAC), merged with and into IAC, a wholly owned subsidiary of Waddell & Reed. Upon effectiveness of the merger, IAC changed its name to Waddell & Reed Ivy Investment Company (WRIICO).

         Effective December 31, 2002, WRIICO assumed all of IMI's duties with respect to the Funds and began providing business management services to the Funds and investment advisory services to all Funds other than Ivy Global Natural Resources Fund. The terms and conditions of the agreements under which WRIICO provides those services to the Funds are exactly the same as the terms and conditions of the agreements in effect prior to December 31, 2002 between the Funds and IMI.

         The current Investment Advisory Agreement between the Trust on behalf of Ivy Global Natural Resources Fund and MFC lapsed on February 28, 2003 due to an administrative error that was not discovered until late in 2003. Consequently, the Board of Trustees of Ivy Funds has considered actions to correct this error and has approved, and has recommended that shareholders of the Fund approve, a new investment management agreement with WRIICO and a new sub-advisory agreement with MFC at a meeting of shareholders expected to be held in September 2004. The Board of Trustees has also authorized, and recommended that shareholders of Ivy Global Natural Resources Fund authorize, the retention and payment of fees paid or payable to MFC for investment advisory services rendered from March 1, 2003 through the effective date of the new sub-advisory agreement. The Fund has not paid any fees to MFC under the terminated Investment Advisory Agreement for periods after March 31, 2003. A proxy statement relating to these proposals is expected to be mailed to shareholders of Ivy Global Natural Resources Fund in August 2004.

         If the proposed Investment Management Agreement between Ivy Global Natural Resources Fund and WRIICO and the proposed Sub-Advisory Agreement between WRIICO and MFC are approved, Ivy Global Natural Resources Fund will pay WRIICO a monthly fee for providing investment management services at an annual rate of 1.00% of the Fund's average net assets, and WRIICO will pay MFC a monthly fee for providing sub-advisory services at an annual rate of 0.50% of the Fund's average net assets. Under the proposed new Investment Management and Sub-Advisory Agreements, the overall fees paid by the Fund for management and investment advisory services will stay the same.

         With respect to Ivy Balanced Fund, Ivy Bond Fund, Ivy International Balanced Fund, Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund, Ivy Value Fund and Ivy Dividend Income Fund, the Trust has an Investment Management Agreement (the Management Agreement) with WRIICO on behalf of each of the Funds. Under the Management Agreement with respect to a Fund, WRIICO is employed to supervise the investments of the Fund and provide investment advice to the Fund or monitor and supervise the activities of a sub-advisor, if applicable. The Agreement obligates WRIICO to make investments for the account of the Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended (the Code) relating to regulated investment companies, subject to policy decisions adopted by the Board.

Investment Sub-advisors

         MFC is a wholly-owned subsidiary of IGM Financial Inc. (IGM), One Canada Centre, 447 Portage Avenue, Winnipeg, Manitoba, Canada R3C3B6. MFC is a corporation organized under the laws of Ontario. MFC is registered in Ontario as a mutual fund dealer and also registered with the SEC as an investment adviser, and provides investment advisory services for Ivy Global Natural Resources Fund. For its services, MFC receives fees from WRIICO pursuant to the following schedule:

Fund Name	Fee Payable to MFC as a Percentage of the Fund's Average Net Assets
Ivy Global Natural Resources Fund	0.50%

         Henderson Global Investors (North America) Inc. (HGINA), 737 North Michigan Avenue, Suite 1950, Chicago, Illinois 60611, serves as sub-advisor to Ivy European Opportunities Fund. Henderson Investment Management Limited (Henderson), 4 Broadgate, London, England EC2M 2DA, under a sub-advisory agreement with HGINA, serves as sub-advisor to Ivy European Opportunities Fund. HGINA and Henderson are registered with the SEC as investment advisers and provide international and global investment management services to institutional and individual investors and investment companies. HGINA is an indirect, wholly owned subsidiary of, and Henderson is a direct wholly owned subsidiary of, Henderson Global Investors (Holdings) plc, which is located at the same address as Henderson, and is listed on the London Stock Exchange. For its services, effective July 1, 2004, HGINA receives fees from WRIICO pursuant to the following schedule:

Fund Name	Fee Payable to HGINA as a Percentage of the Fund's Average Net Assets
Ivy European Opportunities Fund	0.50%

         For its services, effective July 1, 2004, Henderson receives fees from HGINA pursuant to the following schedule:

Fund Name	Fee Payable to Henderson as a Percentage of the Fund's Average Net Assets
Ivy European Opportunities Fund	0.39%

         Prior to July 1, 2004, for its services, HGINA received fees from WRIICO pursuant to the following schedule:

Fund Name	Fee Payable to HGINA as a Percentage of the Fund's Average Net Assets
Ivy European Opportunities Fund	Assets	Fee
	On the first $100 million	0.45%
	On the next $100 million	0.40%

         Prior to July 1, 2004, for its services, Henderson received fees from HGINA pursuant to the following schedule:

Fund Name	Fee Payable to Henderson as a Percentage of the Fund's Average Net Assets
Ivy European Opportunities Fund	Assets	Fee
	On the first $100 million	0.35%
	On assets in excess of $100 million	0.31%

         Peter Cundill & Associates (Cundill), an SEC-registered investment adviser located at Suite A1, 1470 East Valley Road, P.O. Box 50133, Montecito, California, 93150-0133, serves as sub-advisor to Ivy Cundill Global Value Fund under an agreement with WRIICO. Cundill began operations in 1984, and as of December 31, 2003 (along with its affiliates) had approximately $3.7 billion in assets under management. Cundill is indirectly controlled by the Peter Cundill Trust. For its services, Cundill receives fees from WRIICO pursuant to the following schedule:

Fund Name	Fee Payable to Cundill as a Percentage of the Fund's Average Net Assets
Ivy Cundill Global Value Fund	0.50%

         Advantus Capital, an SEC-registered investment advisor located at 400 Robert Street North, St. Paul, Minnesota 55101, serves as investment sub-advisor to Ivy Real Estate Securities Fund, Ivy Mortgage Securities Fund and Ivy Bond Fund under an agreement with WRIICO. Advantus Capital had approximately $14.3 billion in assets under management as of December 31, 2003. For its services, Advantus Capital receives fees from WRIICO pursuant to the following schedule:

Fund Name	Fee Payable to Advantus Capital as a Percentage of the Fund's Average Net Assets
Ivy Bond Fund	0.27%
Ivy Mortgage Securities Fund	0.30%
Ivy Real Estate Securities Fund	0.55%

         Advantus Capital was the investment adviser and manager of each of the Predecessor Funds since March 1, 1995. Prior to that date, the Predecessor Funds' investment adviser was MIMLIC Asset Management Company, formerly the parent company of Advantus Capital. Advantus Capital was incorporated in Minnesota in June 1994, and is an affiliate of Minnesota Life.

         Templeton Investment Counsel, LLC ("Templeton Counsel"), an SEC-registered investment advisor located at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394 serves as investment sub-advisor to the Ivy International Balanced Fund under an agreement with WRIICO. Templeton Counsel provides investment advice, and generally conducts the investment management program for the investments of the Fund. Templeton Counsel had approximately $113.2 billion in assets under management as of December 31, 2003. For its services, Templeton Counsel receives fees from WRIICO pursuant to the following schedule:

Fund Name	Fee Payable to Templeton Counsel as a Percentage of the Fund's Average Net Assets
Ivy International Balanced Fund	Assets	Fee
	On the first $100 million	0.50%
	On the next $100 million	0.40%

         State Street Research & Management Company (State Street Research), an SEC-registered investment advisor located at One Financial Center, Boston, Massachusetts 02111 serves as investment sub-advisor to the Ivy Small Cap Value Fund under an agreement with WRIICO. State Street Research provides investment advice, and generally conducts the investment management program for the Fund. At December 31, 2003, State Street Research had approximately $42.1 billion in assets under management. For its services, State Street Research receives fees from WRIICO pursuant to the following schedule:

Fund Name	Fee Payable to State Street as a Percentage of the Fund's Average Net Assets
Ivy Small Cap Value Fund	0.50%

Payments for Management Services

         Under the Management Agreement, for WRIICO's management services, the Funds pay WRIICO a fee as described in the Prospectuses. Each of the Funds accrues this fee daily and pays monthly. Management fees paid by the Funds for the periods shown are as follows:

Ivy Balanced Fund: During the fiscal period ended March 31, 2004, Ivy Balanced Fund paid fees of $276,662 ($229,254 to WRIICO and $47,408 to Advantus Capital. During the fiscal years ended September 30, 2003, 2002 and 2001, Advantus Spectrum Fund, Inc., the predecessor to Ivy Balanced Fund, paid Advantus Capital fees of $255,575 and $309,933, and $425,996,respectively.

Ivy Bond Fund: During the fiscal period ended March 31, 2004, Ivy Bond Fund paid fees of $63,364 ($37,723 to WRIICO and $25,641 to Advantus Capital). During the fiscal years ended September 30, 2003, 2002 and 2001, Advantus Bond Fund, Inc., the predecessor to Ivy Bond Fund, paid Advantus Capital fees of $149,153, $140,385 and $134,639, respectively. During the fiscal period from December 8, 2003 to March 31, 2004, WRIICO paid subadvisory fees to Advantus Capital in the amount of $15,333.

Ivy Cundill Global Value Fund: During the fiscal period ended March 31, 2004 and the fiscal years ended December 31, 2003, 2002 and 2001, Ivy Cundill Global Value Fund paid WRIICO or its predecessor fees of $183,264, $166,409, $37,970 and $10,121, respectively. During the same periods, WRIICO or its predecessor reimbursed Fund expenses in the amounts of $26,539, $27,000, $103,157 and $127,526, respectively. For the fiscal period ended March 31, 2004 and the fiscal years ended December 31, 2002 and 2003, WRIICO or its predecessor paid subadvisory fees to Cundill in the amounts of $91,632, $83,129 and $17, 594.

Ivy Dividend Income Fund: During the fiscal periods ended March 31, 2004 and December 31, 2003, Ivy Dividend Income Fund paid WRIICO $43,065 and $0 (including the voluntary waiver by WRIICO of the management fee), and $67,705 and $42,350 (excluding the voluntary waiver by WRIICO), respectively.

Ivy European Opportunities Fund: During the fiscal period ended March 31, 2004 and the fiscal years ended December 31, 2001, 2002 and 2003, Ivy European Opportunities Fund paid WRIICO or its predecessor fees of $334,343, $1,325,025, $785,647 and $702,764, respectively. During the same periods, WRIICO or its predecessor paid subadvisory fees to Henderson in the amounts of $150,454, $291,013 $192,715 and $321,938, respectively.

Ivy Global Natural Resources Fund: During the fiscal period ended March 31, 2004 and the fiscal years ended December 31, 2001, 2002 and 2003, Ivy Global Natural Resources Fund paid WRIICO or its predecessor fees of $541,424, $62,113, $146,996 and $537,381, respectively. During the fiscal period ended March 31, 2004 and the fiscal years ended December 31, 2001, 2002 and 2003, WRIICO or its predecessor reimbursed Fund expenses in the amounts of $0, $181,477, $45,707 and $0, respectively. During the fiscal period ended March 31, 2004 and the fiscal years ended December 31, 2001, 2002 and 2003, the Fund paid MFC fees, through WRIICO or its predecessor, of $0, $62,113, $146,996 and $273,353, respectively.

Ivy International Fund: During the fiscal period ended March 31, 2004 and the fiscal years ended December 31, 2001, 2002 and 2003, Ivy International Fund paid WRIICO or its predecessor fees of $477,531, $6,834,910, $3,178,450 and $1,935,635, respectively. During the same periods, WRIICO or its predecessor reimbursed Fund expenses in the amounts of $0, $400,000, $0 and $0, respectively.

Ivy International Balanced Fund: During the fiscal period from December 8, 2003 to March 31, 2004, Ivy International Balanced Fund paid WRIICO fees of $126,484. During the fiscal period ended December 5, 2003, and the fiscal years ended September 30, 2003, 2002 and 2001, Advantus International Balanced Fund, Inc., the predecessor to Ivy International Balanced Fund, paid Advantus Capital fees of $67,372, $311,290, $318,502 and $359,101, respectively. During the fiscal period from December 8, 2003 to March 31, 2004, WRIICO paid subadvisory fees to Templeton Counsel in the amount of $72,590. During the fiscal period ended December 5, 2003, and the fiscal years ended September 30, 2003, 2002 and 2001, with respect to Advantus International Balanced Fund, Inc., Advantus Capital paid to Templeton Counsel subadvisory fees of $64,157, $177,973, $181,980 and $205,225, respectively.

Ivy International Value Fund: During the fiscal period ended March 31, 2004 and the fiscal years ended December 31, 2001, 2002 and 2003, Ivy International Value Fund paid WRIICO or its predecessor fees of $106,129, $965,448, $595,781 and $414,401, respectively. During the same periods, WRIICO or its predecessor reimbursed Fund expenses in the amounts of $0, $369,480, $329,958 and $0, respectively.

Ivy Mortgage Securities Fund: During the fiscal period from December 8, 2003 to March 31, 2004, Ivy Mortgage Securities Fund paid WRIICO fees of $215,369. During the fiscal period ended December 5, 2003, and the fiscal years ended September 30, 2003, 2002 and 2001, Advantus Bond Fund, Inc., the predecessor to Ivy Bond Fund, paid Advantus Capital fees of $123,397, $618,850, $397,173 and $269,974, respectively. During the fiscal period from December 8, 2003 to March 31, 2004, WRIICO paid subadvisory fees to Advantus Capital in the amount of $101,908.

Ivy Real Estate Securities Fund: During the fiscal period from December 8, 2003 to March 31, 2004, Ivy Real Estate Securities Fund paid WRIICO fees of $296,084. During the fiscal period ended December 5, 2003, and the fiscal years ended July 31, 2003, 2002 and 2001, Advantus Bond Fund, Inc., the predecessor to Ivy Bond Fund, paid Advantus Capital fees of $195,104, $322,522, $163,110 and $103,301, respectively. During the fiscal period from December 8, 2003 to March 31, 2004, WRIICO paid subadvisory fees to Advantus Capital in the amount of $149,020.

Ivy Pacific Opportunities Fund: During the fiscal period ended March 31, 2004 and the fiscal years ended December 31, 2001, 2002 and 2003, Ivy Pacific Opportunities Fund paid WRIICO or its predecessor fees of $83,118, $131,439, $105,358 and $129,218, respectively. During the fiscal years ended December 31, 2001, 2002 and 2003, WRIICO or its predecessor reimbursed Fund expenses of $0, $178,508, $138,434 and $11,000, respectively.

Ivy Small Cap Value Fund: During the fiscal period from December 8, 2003 to March 31, 2004, Ivy Small Cap Value Fund paid WRIICO fees of $226,982. During the fiscal period ended December 5, 2003, and the fiscal years ended July 31, 2003, 2002 and 2001, Advantus Venture Fund, Inc., the predecessor to Ivy Small Cap Value Fund, paid Advantus Capital fees of $171,642, $386,688, $444,881 and $325,568, respectively. During the fiscal period from December 8, 2003 to March 31, 2004, WRIICO paid subadvisory fees to State Street Research in the amount of $108,359. During the fiscal period ended December 5, 2003, and the fiscal years ended July 31, 2003, 2002 and 2001, with respect to Advantus Venture Fund, Inc., Advantus Capital paid to State Street Research subadvisory fees of $73,945, $177,973, $181,980 and $205,225, respectively.

Ivy Value Fund: During the fiscal period from December 8, 2003 to March 31, 2004, Ivy Value Fund paid WRIICO fees of $162,986. During the fiscal period ended December 5, 2003, and the fiscal years ended July 31, 2003, 2002 and 2001, Advantus Cornerstone Fund, Inc., the predecessor to Ivy Value Fund, paid Advantus Capital fees of $173,404, $446,882, $443,621 and $623,266, respectively.

Approval of Advisory Contracts

         At a meeting of the Board of Trustees held on September 3, 2003, called in part for the purpose of voting on the approval of the continuation of the existing Master Business Management and Investment Advisory Agreement between WRIICO and the Trust on behalf of each of Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund (the Advisory Agreements), the continuation of each such Advisory Agreement was approved through September 30, 2004 by the unanimous vote of the Trustees, including the independent Trustees of the Trust voting separately. In continuing each Fund's Advisory Agreement, the Trustees requested and considered a wide range of information provided by WRIICO and certain of its affiliates. Among other things, the Trustees considered information about:

  WRIICO and its personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources and investment philosophy and process;
  the terms of each Advisory Agreement;
  the scope, nature and quality of the services that WRIICO provides to the Fund;
  the historical investment performance of the Fund over various periods on both an absolute basis and within certain categories of mutual funds compiled by third parties;
  the advisory fee rates payable to WRIICO by the Fund, any contractual or voluntary expense waiver or reimbursement arrangements and the total expense ratio of Funds in Ivy Funds and of funds that are part of fund families managed by other advisers;
  compensation payable by the Fund to affiliates of WRIICO for other services;
  the profitability to WRIICO and its affiliates of their relationships with the Fund (to the extent such relationships had been in place for a sufficient period to analyze profitability);
  whether WRIICO or any of its affiliates will receive ancillary, or so-called "fallout," benefits that should be taken into consideration in evaluating the investment management fee payable by the Fund; and
  WRIICO's use of commissions paid by the Fund in its portfolio brokerage transactions to obtain research benefiting the Fund or other WRIICO clients at a cost that may be in excess of the amount other brokers would charge.

         In addition, in determining to approve the most recent annual extension of each Fund's Advisory Agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from WRIICO and considered information provided by WRIICO relating to the education, experience and number of investment professionals providing service under that agreement.

         In addition, the independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the independent Trustees, unanimously approved the continuation of the Advisory Agreement for each Fund and concluded that the compensation under each such Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

         At a meeting of the Board of Trustees held on September 3, 2003, called in part for the purpose of voting on the approval of the continuation of the existing subadvisory agreements between WRIICO and Henderson Global Investors (North America) Inc. (with respect to Ivy European Opportunities Fund), the existing Subadvisory Agreement between WRIICO and Peter Cundill & Associates, Inc. (with respect to Ivy Cundill Global Value Fund) and the existing Subadvisory Agreement between Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited (each of Henderson Global Investors (North America) Inc., Peter Cundill & Associates, Inc. and Henderson Investment Management Limited being referred to herein as a "Subadvisor") (with respect to Ivy European Opportunities Fund) (each, a "Subadvisory Agreement"), the continuation of each Subadvisory Agreement was approved through September 30, 2004 by the unanimous vote of the Trustees, including the independent Trustees of the Trust voting separately. In continuing each such Subadvisory Agreement, the Trustees requested and considered a wide range of information provided by WRIICO and each Subadvisor. Among other things, the Trustees considered information about:

  the proposed fees to be charged by each sub-advisor for the services it provides;
  each sub-advisor and such entity's personnel with responsibilities for providing services to the Fund;
  the terms of each Subadvisory Agreement;
  the scope, nature and quality of the services that the sub-advisor provides to the Fund;
  the historical investment performance of the Fund over various periods on both an absolute basis and within certain categories of mutual funds compiled by third parties; and
  that WRIICO continues to be ultimately responsible for each sub-advisor's compliance with each Fund's investment objective and policies and applicable securities laws and is also responsible for the selection of each sub-advisor and monitoring its performance, as well as the overall success or failure of each Fund.

         In addition, the independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the independent Trustees, unanimously approved the continuation of each of the Subadvisory Agreements and concluded that the compensation under each such agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

         At a meeting of the Board of Trustees held on September 3, 2003, called in part for the purpose of voting on the approval of the continuation of the existing Investment Management Agreement between WRIICO and the Trust on behalf of Ivy Dividend Income Fund (the "Management Agreement"), the continuation of the Management Agreement was approved through September 30, 2004 by the unanimous vote of the Trustees, including the independent Trustees of the Trust voting separately. In continuing the Management Agreement, the Trustees requested and considered a wide range of information provided by WRIICO and certain of its affiliates. Among other things, the Trustees considered information about:

  WRIICO and its personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources and investment philosophy and process;
  the terms of the Management Agreement;
  the scope, nature and quality of the services that WRIICO provides to the Fund;
  the historical investment performance of the Fund over various periods on both an absolute basis and within certain categories of mutual funds compiled by third parties;
  the advisory fee rates payable to WRIICO by the Fund, any contractual or voluntary expense waiver or reimbursement arrangements and the total expense ratio of Funds in Ivy Funds and of funds that are part of fund families managed by other advisers;
  compensation payable by the Fund to affiliates of WRIICO for other services;
  the profitability to WRIICO and its affiliates of their relationships with the Fund (to the extent such relationships had been in place for a sufficient period to analyze profitability);
  whether WRIICO or any of its affiliates will receive ancillary, or so-called "fallout," benefits that should be taken into consideration in evaluating the investment management fee payable by the Fund; and
  WRIICO's use of the Fund's portfolio brokerage transactions to obtain research benefiting the Fund or other WRIICO clients at a cost that may be in excess of the amount other brokers would charge.

         In addition, the independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the independent Trustees, unanimously approved the continuation of the Management Agreement and concluded that the compensation under the Management Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

         At a meeting of the Board of Trustees held on July 23, 2003, called in part for the purpose of voting on the approval of the Investment Management Agreement between WRIICO and the Trust on behalf of each of Ivy Balanced Fund, Ivy Bond Fund, Ivy International Balanced Fund, Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund, the independent Trustees met separately with independent legal counsel. In determining whether to approve the Investment Management Agreement as to each Fund, the independent Trustees, as well as the full Board of Trustees, considered a number of factors, including: the nature and quality of investment management services to be provided to the Fund by WRIICO, including WRIICO's investment management expertise and the personnel, resources and experience of WRIICO; the terms of the Investment Management Agreement; whether the Fund and its shareholders will benefit from economies of scale; whether WRIICO or any of its affiliates will receive ancillary benefits that should be taken into consideration in evaluating the investment management fee payable by the Fund; compensation payable by each Fund to affiliates of WRIICO for other services; and the investment management fees paid by comparable investment companies.

         In addition, the independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the independent Trustees, unanimously approved the Investment Management Agreement for each Fund and concluded that the compensation under each such Investment Management Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

         At a meeting of the Board of Trustees held on September 3, 2003, called in part for the purpose of voting on the approval of the subadvisory agreements with Advantus Capital, Templeton Counsel and State Street Research (the sub-advisors), the independent Trustees met separately with independent legal counsel. In determining whether to approve the subadvisory agreement as to Ivy Bond Fund, Ivy International Balanced Fund, Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund and Ivy Small Cap Value Fund, the independent Trustees, as well as the full Board of Trustees, considered a number of factors, including: the fees to be paid by each Fund and the terms of the Investment Management Agreement between the Funds and WRIICO and each subadvisory agreement between WRIICO and the respective sub-advisor; information regarding each sub-advisor; the services that WRIICO performs under the Investment Management Agreement and the investment advisory services that each sub-advisor performs for the Funds under the respective subadvisory agreement; and that WRIICO continues to be ultimately responsible for each sub-advisor's compliance with each Fund's investment objective and policies and applicable securities laws and is also responsible for the selection of each sub-advisor and monitoring its performance, as well as the overall success or failure of each Fund.

         In addition, the independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the independent Trustees, unanimously approved the subadvisory agreement for each Fund and concluded that the compensation under each such subadvisory agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

         In addition, in determining to approve the most recent annual extension of the Management Agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from WRIICO and considered information provided by WRIICO relating to the education, experience and number of investment professionals providing service under that agreement.

         The Management Agreement permits WRIICO, or an affiliate of WRIICO, to enter into a separate agreement for transfer agency services (the Shareholder Servicing Agreement) and a separate agreement for accounting services (the Accounting Services Agreement) with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the Board of Trustees prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

Shareholder Services

         Under the Shareholder Servicing Agreement entered into between the Trust and WRSCO, an affiliate of WRIICO, WRSCO performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Funds and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Board of Trustees without shareholder approval.

         Under the Shareholder Servicing Agreement, with respect to Class A, Class B and Class C, Class I and Advisors Class shares, each Fund pays WRSCO a monthly fee, payable on the first day of each month, for each account of the Fund which was in existence during any portion of the immediately preceding month, as follows:

Ivy Balanced Fund	$1.5792
Ivy Bond Fund	$1.6958
Ivy Cundill Global Value Fund	$1.5042
Ivy Dividend Income Fund	$1.5792
Ivy European Opportunities Fund	$1.5042
Ivy Global Natural Resources Fund	$1.5042
Ivy International Fund	$1.5042
Ivy International Balanced Fund	$1.5792
Ivy International Value Fund	$1.5042
Ivy Mortgage Securities Fund	$1.6958
Ivy Pacific Opportunities Fund	$1.5042
Ivy Real Estate Securities Fund	$1.5792
Ivy Small Cap Value Fund	$1.5792
Ivy Value Fund	$1.5792

         With respect to Class Y shares, each Fund pays WRSCO a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of the Class for the preceding month

         The Fund also pays certain out-of-pocket expenses of WRSCO, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; charges of any sub-agent used by WRSCO in performing services under the Shareholder Servicing Agreement; and costs of legal and special services not provided by IFDI, WRIICO or WRSCO.

Accounting Services

         Under the Master Fund Accounting Services Agreement and the Accounting Services Agreement, WRSCO provides the Funds in the Trust with bookkeeping and accounting services and assistance and other services, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Master Fund Accounting Services Agreement or Accounting Services Agreement, or amendments to an existing one, may be approved by the Board of Trustees without shareholder approval.

         The Master Fund Accounting Services Agreement between WRIICO and the Trust with respect to Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund, and originally effective December 31, 2002, was assigned by WRIICO to WRSCO on March 18, 2003, and amended effective July 1, 2003. Under the Master Fund Accounting Services Agreement, each Fund pays WRSCO, effective July 1, 2003, a monthly fee shown in the table below, based on the average daily net assets during the prior month.

         The Trust, with respect to Ivy Balanced Fund, Ivy Bond Fund, Ivy International Balanced Fund, Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund and Ivy Value Fund, and separately, with respect to Ivy Dividend Income Fund, entered into an Accounting Services Agreement with WRSCO. Under the Accounting Services Agreement, each Fund pays WRSCO, a monthly fee shown in the table below, based on the average daily net assets during the prior month.

Accounting Services Fee

Average Daily Net Assets for the Month	Monthly Fee
$ 0 - $ 10 million	$ 0
$ 10 - $ 25 million	$ 958
$ 25 - $ 50 million	$ 1,925
$ 50 - $100 million	$ 2,958
$100 - $200 million	$ 4,033
$200 - $350 million	$ 5,267
$350 - $550 million	$ 6,875
$550 - $750 million	$ 8,025
$750 - $ 1.0 billion	$10,133
$1.0 billion and over	$12,375

         Plus, for each class of shares in excess of one, each Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

         Under the Accounting Services Agreement, each of Ivy Balanced Fund, Ivy Bond Fund, Ivy International Balanced Fund, Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund, Ivy Value Fund and Ivy Dividend Income Fund also pays monthly a fee paid at the annual rate of 0.01% or one basis point for the first $1 billion of assets with no fee charges for assets in excess of $1 billion. This fee may be voluntarily waived until Fund assets are at least $10 million.

         Fees paid to WRSCO for accounting services for the fiscal period ended March 31, 2004, and for the fiscal years ended December 31, 2003 and 2002 were as follows:

Fund	2004	2003	2002
Ivy Cundill Global Value Fund	$9,984	$17,321	$16,676
Ivy European Opportunities Fund	13,613	49,969	110,283
Ivy Global Natural Resources Fund	16,023	33,434	44,775
Ivy International Fund	13,613	66,225	211,731
Ivy International Value Fund	6,353	40,205	86,488
Ivy Pacific Opportunities Fund	6,353	15,075	30,611

         Fees paid to WRSCO for accounting services for the fiscal period ended March 31, 2004, and for the fiscal period ended December 31, 2003 were as follows:

Fund	2004	2003
Ivy Dividend Income Fund	$4,130	$3,091

         Fees paid to WRSCO for accounting services for the fiscal period from December 8, 2003 through March 31, 2004 were as follows:

Fund
Ivy Balanced Fund	$16,188
Ivy Bond Fund	4,121
Ivy International Balanced Fund	12,721
Ivy Mortgage Securities Fund	17,343
Ivy Real Estate Securities Fund	15,032
Ivy Small Cap Value Fund	12,721
Ivy Value Fund	12,721

         Under an agreement with Minnesota Life under which Minnesota Life provided accounting, legal and other administrative services, for the fiscal period ended December 5, 2003, and for the fiscal years ended July 31, 2003 and 2002, the Predecessor Funds paid to Minnesota Life for such services:

Fund	Predecessor Fund	12/5/2003	2003	2002
Ivy Balanced Fund	Advantus Spectrum Fund	$7,239	$54,064	$74,400
Ivy Bond Fund	Advantus Bond Fund	7,239	64,064	74,400
Ivy International Balanced Fund	Advantus International Balanced Fund	3,556	55,282	63,600
Ivy Mortgage Securities Fund	Advantus Mortgage Securities Fund	7,239	54,064	74,400

         Advantus International Balanced Fund (the Predecessor Fund to Ivy International Balanced Fund) had also entered into a separate agreement with SEI Investments Mutual Fund Services (SEI) pursuant to which SEI provided daily accounting services for the Predecessor Fund. During the last three fiscal years ended September 30, 2003, 2002 and 2001, the amounts paid by Advantus International Balanced Fund to SEI were $29,467, $54,839 and $50,066, respectively.

         Under an agreement with Minnesota Life under which Minnesota Life provided accounting, legal and other administrative services, for the fiscal period ended December 5, 2003, and for the fiscal years ended September 30, 2003 and 2002, the Predecessor Funds paid to Minnesota Life for such services:

Fund	Predecessor Fund	12/5/2003	2003	2002
Ivy Real Estate Securities Fund	Advantus Real Estate Securities Fund	$13,732	$52,176	$61,200
Ivy Small Cap Value Fund	Advantus Venture Fund	13,732	59,876	74,400
Ivy Value Fund	Advantus Cornerstone Fund	13,732	59,719	62,000

         The Administrative Services Agreement between WRIICO and the Trust with respect to Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund, and originally effective December 31, 2002, was assigned by WRIICO to WRSCO on March 18, 2003, and amended effective July 1, 2003. Pursuant to the Administrative Services Agreement, WRIICO provides certain administrative services to each Fund. As provided in the Agreement, amended and effective July 1, 2003, each Fund pays WRSCO a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of that Fund during the preceding month at the annual rate of 0.01% or one basis point for the first $1 billion of assets with no fee charged for assets in excess of $1 billion. The fee may be voluntarily waived until fund assets are at least $10 million. Prior to July 1, 2003, as compensation for these services, each Fund (except with respect to its Class I shares) pays WRIICO a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets. Each Fund with Class I shares paid WRIICO a monthly fee at the annual rate of 0.01% of its average daily net assets for the Class I shares. Class I shares were closed to further investment effective February 18, 2003.

         Administrative Services fees under this Agreement for the fiscal period ended March 31, 2004, and for the fiscal years ended December 31, 2003 and 2002 were:

Fund	2004	2003	2002
Ivy Cundill Global Value Fund	$1,976	$4,592	$3,792
Ivy European Opportunities Fund	3,333	35,745	87,624
Ivy Global Natural Resources Fund	5,661	20,238	29,399
Ivy International Fund	4,875	106,626	309,037
Ivy International Value Fund	1,062	22,931	59,578
Ivy Pacific Opportunities Fund	852	5,163	10,536

         Since the Funds pay a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIICO and WRSCO, respectively, pay all of their own expenses, except as otherwise noted in the respective agreements, in providing these services. Amounts paid by the Funds under the Shareholder Servicing Agreement are described above. WRIICO and its affiliates pay the Funds' Trustees and officers who are affiliated with WRIICO and its affiliates. The Fund pay the fees and expenses of the Funds' other Trustees.

         The Funds pays all of their other expenses. These include, for each Fund, the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Distribution Services

         Under the Distribution and Service Plan (the Plan) for Class A shares adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, each Fund may pay IFDI, the principal underwriter for the Fund, a fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class A shares, paid monthly, to reimburse IFDI for its costs and expenses in connection with, either directly or through others, the distribution of the Class A shares, the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts.

         Pursuant to the Principal Underwriting Agreement entered into between IFDI and the Trust, IFDI offers the Funds' shares through financial advisors of Waddell & Reed, Inc. and Legend Equities Corporation (Legend) and sales managers and through other broker-dealers, banks and other appropriate intermediaries (the sales force). In distributing shares through its sales force, IFDI will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Funds' shares. The Class A Plan permits IFDI to receive reimbursement for these Class A-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Class A Plan also permits IFDI to be reimbursed for amounts it expends: in compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of the Funds and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of the Funds by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of the Funds and/or maintenance of Class A shareholder accounts; and in compensating broker-dealers and other third parties who may regularly sell Class A shares of the Funds, and may regularly provide shareholder services and/or maintain shareholder accounts with respect to Class A shares.

         For the fiscal period ended March 31, 2004, the Funds paid (or accrued) the following amounts to IFDI as distribution fees and service fees under the Class A Plan for each of the Funds:

Fund	Distribution Fees	Service Fees
Ivy Balanced Fund	$40,720	$60,894
Ivy Bond Fund	18,697	37,668
Ivy Cundill Global Value Fund	---	26,255
Ivy Dividend Income Fund	---	10,526
Ivy European Opportunities Fund	---	42,452
Ivy Global Natural Resources Fund	---	87,654
Ivy International Fund	---	59,257
Ivy International Balanced Fund	29,442	77,953
Ivy International Value Fund	---	5,817
Ivy Mortgage Securities Fund	133,879	125,305
Ivy Pacific Opportunities Fund	---	15,256
Ivy Real Estate Securities Fund	71,210	41,720
Ivy Small Cap Value Fund	---	146,497
Ivy Value Fund	75,772	60,624

         Under the Plans adopted by the Fund for Class B shares and Class C shares, respectively, the Fund may pay IFDI a service fee of up to 0.25% of the Fund's average annual net assets of the class, paid daily, to compensate IFDI for, either directly or through others, providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class and a distribution fee of up to 0.75% of the Fund's average annual net assets of the class, paid daily, to compensate IFDI for, either directly or through others, distributing the shares of that class. The Class B Plan and the Class C Plan each permit IFDI to receive compensation, through the distribution fee and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

         For the fiscal period ended March 31, 2004, the Funds paid (or accrued) the following amounts to IFDI as distribution fees and service fees under the Class B Plan for each of the Funds:

Fund	Distribution Fees	Service Fees
Ivy Balanced Fund	$263	$90
Ivy Bond Fund	188	64
Ivy Cundill Global Value Fund	17,478	5,826
Ivy Dividend Income Fund	3,894	1,298
Ivy European Opportunities Fund	59,148	19,716
Ivy Global Natural Resources Fund	47,268	15,756
Ivy International Fund	96,810	32,270
Ivy International Balanced Fund	209	71
Ivy International Value Fund	46,972	15,657
Ivy Mortgage Securities Fund	1,112	379
Ivy Pacific Opportunities Fund	10,388	3,463
Ivy Real Estate Securities Fund	1,284	436
Ivy Small Cap Value Fund	697	237
Ivy Value Fund	536	182

         For the fiscal period ended March 31, 2004, the Funds paid (or accrued) the following amounts to IFDI as distribution fees and service fees under the Class C Plan for each of the Funds:

Fund	Distribution Fees	Service Fees
Ivy Balanced Fund	$347	$116
Ivy Bond Fund	89	30
Ivy Cundill Global Value Fund	32,199	10,733
Ivy Dividend Income Fund	9,658	3,219
Ivy European Opportunities Fund	49,712	16,571
Ivy Global Natural Resources Fund	88,984	29,661
Ivy International Fund	21,497	7,166
Ivy International Balanced Fund	268	89
Ivy International Value Fund	14,840	4,947
Ivy Mortgage Securities Fund	1,747	582
Ivy Pacific Opportunities Fund	4,736	1,579
Ivy Real Estate Securities Fund	1,813	604
Ivy Small Cap Value Fund	1,722	574
Ivy Value Fund	586	195

         Under the Plan adopted for Class Y shares, each Fund pays IFDI daily a distribution and/or service fee not to exceed, on an annual basis, 0.25% of the Fund's average annual net assets attributable to that class, paid daily, to compensate IFDI for its services, either directly or through others, in connection with the distribution of shares of that class.

         For the fiscal period ended March 31, 2004, the Funds paid (or accrued) the following amounts to IFDI as distribution fees and service fees under the Class Y Plan for each of the Funds:

Fund	Distribution and Service Fees
Ivy Balanced Fund	$40,797
Ivy Bond Fund	15
Ivy Cundill Global Value Fund	1,004
Ivy Dividend Income Fund	383
Ivy European Opportunities Fund	2,090
Ivy Global Natural Resources Fund	1,589
Ivy International Fund	87
Ivy International Balanced Fund	73
Ivy International Value Fund	82
Ivy Mortgage Securities Fund	2,009
Ivy Pacific Opportunities Fund	401
Ivy Real Estate Securities Fund	58,759
Ivy Small Cap Value Fund	18,883
Ivy Value Fund	18,056

         The only Trustees or interested persons, as defined in the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of the Plans are the officers and Trustees who are also officers of either IFDI or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of IFDI. Each Plan is anticipated to benefit the Fund and its shareholders of the affected class through IFDI's activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund. The Fund anticipates that shareholders of a particular class may benefit to the extent that IFDI's activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and thereby reducing a shareholder's share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the goal of the Fund. Further, continuing sales of shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to the Fund, to meet redemption demands. In addition, the Fund anticipates that the revenues from the Plans will provide IFDI with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and the shareholders of the affected class.

         To the extent that IFDI incurs expenses for which reimbursement or compensation may be made under the Plans that relate to distribution and service activities also involving another fund in the Ivy Family of Funds, IFDI typically determines the amount attributable to the Fund's expenses under the Plans on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.

         All classes of the Fund are offered through Waddell & Reed, Inc., Legend and other broker-dealers. In addition to the dealer reallowance that may be applicable to Class A share purchases, IFDI may pay other broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares, including the following: 1) for Class A shares purchased at NAV by clients of certain broker-dealers, IFDI (or its affiliate) may pay the broker-dealer 1.00% of net assets invested; 2) for the purchase of Class B shares, IFDI (or its affiliate) may pay the broker-dealer 4.00% of net assets invested; 3) for the purchase of Class C shares, IFDI (or its affiliate) may pay the broker-dealer 1.00% of net assets invested; and 4) for the purchase of Class Y shares, IFDI may pay the broker-dealer 0.25% of net assets invested..

         On each purchase of the shares of the Funds offered at the then public offering price the total applicable sales charges, commissions, dealer concessions and other fees (if any) shall be as described in each Fund's then current prospectus, plus an additional commission equal to 0.10% of the public offering price of Fund shares sold by Securian Financial Services, Inc.

         Each Plan was approved by the Board of Trustees, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plans or any agreement referred to in the Plans (hereafter, the Plan Trustees).

         Among other things, each Plan provides that (1) IFDI will provide to the Trustees of the Fund at least quarterly, and the Trustees will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Trustees including the Plan Trustees acting in person at a meeting called for that purpose, (3) payments under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding shares of the affected class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of the Trustees who are Plan Trustees will be committed to the discretion of the Plan Trustees.

Custodial and Auditing Services

         The Trust's custodian is UMB Bank, n.a., whose address is 928 Grand Boulevard, Kansas City, Missouri. In general, the custodian is responsible for holding the Fund's cash and securities. Deloitte & Touche LLP, located at 1010 Grand Boulevard, Kansas City, Missouri, is the Fund's independent auditor, and audits the Fund's financial statements and prepares the Fund's tax returns.

BROKERAGE ALLOCATION AND OTHER PRACTICES

         One of the duties undertaken by WRIICO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. Transactions in securities other than those for which an exchange is the primary market are generally effected with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individual who manages the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most accounts for which the manager has responsibility or WRIICO may otherwise combine orders for the Fund with those of other funds in the Ivy Family of Funds' or other accounts for which it or its affiliate, Waddell & Reed Investment Management Company (WRIMCO), has investment discretion, including accounts affiliated with WRIICO or WRIMCO. WRIICO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an initial public offering (IPO), WRIICO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain variances specified in the written procedures, WRIICO generally allocates the shares as follows: the IPO shares are initially allocated pro rata among the included funds and/or advisory accounts grouped according to investment objective, based on relative total assets of each group; and the shares are then allocated within each group pro rata based on relative total assets of the included funds and/or advisory accounts, except that (a) within a group having a small cap-related investment objective, shares are allocated on a rotational basis after taking into account the impact of the anticipated initial gain on the value of the included fund or advisory account and (b) within a group having a mid-cap-related investment objective, shares are allocated based on the portfolio manager's judgment, including but not limited to such factors as investment strategies and policies of the fund or advisory account, cash availability, any minimum investment policy, liquidity, anticipated term of the investment and current securities positions.

         In all cases, WRIICO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys or sells. As well, a better negotiated commission may be available through combined orders.

         To effect the portfolio transactions of the Fund, WRIICO is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIICO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Trustees, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others (research and brokerage services) considered by WRIICO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIICO has investment discretion.

         Research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

         The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions and are permissible if a good faith determination is made by WRIICO that the commission is reasonable in relation to the research or brokerage services provided. Subject to the foregoing considerations, WRIICO may also consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIICO.

         The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIICO and/or WRIMCO, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIICO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made and this cost is paid by WRIICO.

         Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIICO; serves to make available additional views for consideration and comparisons; and enables WRIICO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase. The Fund may also use its brokerage to pay for pricing or quotation services to value securities.

         The table below sets forth the brokerage commissions paid by each of the Funds then in existence during the fiscal years ended March 31, 2004, December 31, 2003 and 2002. These figures do not include principal transactions or spreads or concessions on principal transactions, i.e., those in which a Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

	2004	2003	2002
Ivy Balanced Fund	$33,389	$125,000	$100,857
Ivy Bond Fund	---	0	88,540
Ivy Cundill Global Value Fund	62,206	73,949	33,718
Ivy Dividend Income Fund	8,071	16,659	NA
Ivy European Opportunities Fund	224,559	374,432	258,076
Ivy Global Natural Resources Fund	469,725	311,389	156,080
Ivy International Fund	279,666	1,431,914	922,641
Ivy International Balanced Fund	8,510	36,000	24,534
Ivy International Value Fund	52,431	324,435	165,800
Ivy Mortgage Securities Fund	---	0	584,335
Ivy Pacific Opportunities Fund	136,498	171,298	21,625
Ivy Real Estate Securities Fund	86,733	92,000	114,123
Ivy Small Cap Value Fund	60,995	219,000	193,659
Ivy Value Fund	75,258	259,000	228,660
	------------	-----------	-----------
Total	$1,498,041	$3,435,076	$2,892,588

         The next table shows for each of the Funds the transactions, other than principal transactions, which were directed to broker-dealers who provided research services as well as execution and the brokerage commissions paid during the fiscal year ended March 31, 2004 for each of the Funds. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

Fund	Amount of Transactions	Brokerage Commissions
Ivy Balanced Fund	$32,134,893	$44,674
Ivy Bond Fund	---	---
Ivy Cundill Global Value Fund	1,521,418	1,529
Ivy Dividend Income Fund	2,921,041	3,503
Ivy European Opportunities Fund	189,120,939	183,731
Ivy Global Natural Resources Fund	---	---
Ivy International Fund	6,776,659	15,995
Ivy International Balanced Fund	51,036,394	18,430
Ivy International Value Fund	---	---
Ivy Mortgage Securities Fund	---	---
Ivy Pacific Opportunities Fund	2,882,537	10,899
Ivy Real Estate Securities Fund	87,720	430
Ivy Small Cap Value Fund	23,530,971	74,255
Ivy Value Fund	94,642,260	145,710
	----------------	---------------
Total	$404,654,832	$499,156

As of March 31, 2004, each of the Funds held securities issued by their respective regular broker-dealers, as follows: Balanced Fund owned Citigroup Inc., Goldman Sachs Group, Inc. (The) and Morgan Stanley securities in the aggregate amounts of $1,442,430, $459,140 and $1,759,110, respectively. Citigroup Inc. is the parent of Citigroup Global Markets Inc., a regular broker of the Fund. Goldman Sachs Group, Inc. (The) is the parent of Goldman, Sachs & Co., a regular broker of the Fund. Morgan Stanley is the parent of Morgan Stanley & Co. Incorporated, a regular broker of the Fund. Bond Fund owned Goldman Sachs Group, Inc. (The), Goldman Sachs Capital I, and Morgan Stanley Dean Witter & Co. securities in the aggregate amounts of $154,664, $102,816 and $7173,267 respectively. Goldman Sachs Group, Inc. (The) is the parent of Goldman Sachs Capital I and Goldman, Sachs & Co., a regular broker of the Fund. Morgan Stanley (formerly, Morgan Stanley Dean Witter & Co.) is the parent of Morgan Stanley & Co. Incorporated, a regular broker of the Fund. Cundill Global Value Fund owned Bank of America Corporation security in the aggregate amount of $1,999,773. Bank of America Corporation is the parent of Banc of America Securities LLC, a regular broker of the Fund. Dividend Income Fund owned Bank of America Corporation, Citigroup Inc., Goldman Sachs Group, Inc. (The), Merrill Lynch & Co., Inc. and Morgan Stanley securities in the aggregate amounts of $773,869, $775,500, $386,095, $360,338 and $346,665, respectively. Bank of America Corporation is the parent of Banc of America Securities LLC, a regular broker of the Fund. Citigroup Inc. is the parent of Citigroup Global Markets Inc., a regular broker of the Fund. Goldman Sachs Group, Inc. (The) is the parent of Goldman, Sachs & Co., a regular broker of the Fund. Merrill Lynch & Co., Inc. is the parent of Merrill Lynch, Pierce, Fenner & Smith Inc., a regular broker of the Fund. Morgan Stanley is the parent of Morgan Stanley & Co. Incorporated, a regular broker of the Fund. European Opportunities Fund owned Credit Suisse Group security in the aggregate amount of $3,082,525. Credit Suisse Group is the parent of Credit Suisse First Boston Corporation (The), a regular broker of the Fund. International Fund owned Credit Suisse Group and UBS AG securities in the aggregate amounts of $4,350,170 and $3,754,349. Credit Suisse Group is the parent of Credit Suisse First Boston Corporation (The), a regular broker of the Fund. UBS AG is the parent of UBS Securities LLC, a regular broker of the Fund. International Balanced Fund owned UBS AG security in the aggregate amount of $319,235. UBS AG is the parent of UBS Securities LLC, a regular broker of the Fund. International Value Fund owned Credit Suisse Group security in the aggregate amount of $968,051. Credit Suisse Group is the parent of Credit Suisse First Boston Corporation (The), a regular broker of the Fund. Value Fund owned Bank of America Corporation, Bank One Corporation, Citigroup Inc., Goldman Sachs Group, Inc. (The), Merrill Lynch & Co., Inc., Morgan (J.P.) Chase & Co. and Morgan Stanley securities in the aggregate amounts of $1,651,992, $1,049,510, $3,278,452, $819,148, $917,224, $1,917,115 and $661,242, respectively. Bank of America Corporation is the parent of Banc of America Securities LLC, a regular broker of the Fund. Bank One Corporation is the parent of Banc One Capital Corporation, a regular broker of the Fund. Citigroup Inc. is the parent of Citigroup Global Markets Inc., a regular broker of the Fund. Goldman Sachs Group, Inc. (The) is the parent of Goldman, Sachs & Co., a regular broker of the Fund. Merrill Lynch & Co., Inc. is the parent of Merrill Lynch, Pierce, Fenner & Smith Inc., a regular broker of the Fund. Morgan (J.P.) Chase & Co. is the parent of Morgan (J.P.) Securities Inc., a regular broker of the Fund. Morgan Stanley is the parent of Morgan Stanley & Co. Incorporated, a regular broker of the Fund.

PROXY VOTING POLICY

The Funds have delegated all proxy voting responsibilities to their investment manager. WRIICO has established guidelines that reflect what it believes are desirable principles of corporate governance.

A complete set of procedures is available by contacting the Fund at the address and phone number listed on the front of this SAI. The proxy voting record for each Fund is available (after August 30, 2004) through the Ivy Funds website: www.ivyfunds.com.

Listed below are several reoccurring issues and WRIICO's corresponding positions.

Board of Directors Issues:

WRIICO generally supports proposals requiring that a majority of the Board consist of outside, or independent, directors.

WRIICO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

WRIICO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIICO will support such protection so long as it does not exceed reasonable standards.

WRIICO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

WRIICO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

WRIICO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

WRIICO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

WRIICO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

WRIICO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes "Purchase Rights Plan"). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the Board virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

WRIICO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the Plan is reasonably limited.

Political Activity:

WRIICO will generally vote against proposals relating to corporate political activity or contributions, or to require the publication of reports on political activity or contributions made by political action committees (PAC's) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PAC's. This is public information and available to all interested parties.

Conflicts of Interest Between WRIICO and the Funds:

WRIICO will use the following three-step process to address conflicts of interest: (1) WRIICO will attempt to identify any potential conflicts of interest; (2) WRIICO will then determine if the conflict as identified is material; and (3) WRIICO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict. The attached Exhibit A includes sample proxy voting conflict of interest procedures.

I. Identifying Conflicts of Interest: WRIICO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the fund's shareholders on a proxy voting matter. WRIICO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:
  Business Relationships -- WRIICO will review any situation for a material conflict where WRIICO manages money for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIICO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIICO to vote in favor of management.
  Personal Relationships -- WRIICO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.
  Familial Relationships -- WRIICO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

WRIICO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

II. "Material Conflicts": WRIICO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIICO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

In considering the materiality of a conflict, WRIICO will take a two-step approach:

  Financial Materiality -- A relationship will be considered presumptively non-material unless the relationship represents 5% or more of WRIICO's annual revenue. If the relationship involves an affiliate, the "material" benchmark will be 15% or more of WRIICO's annual revenue.
  Non-Financial Materiality -- WRIICO will review all known relationships of portfolio managers and senior management for improper influence.
III. Procedures to Address Material Conflicts: WRIICO will use the following techniques to vote proxies that have been determined to present a "Material Conflict."
  Use a Proxy Voting Service for Specific Proposals -- As a primary means of voting material conflicts, WRIICO will vote per the recommendation of an independent proxy voting service (Institutional Shareholder Services ("ISS") or another independent third party if a recommendation from ISS is unavailable).
  Client directed -- If the Material Conflict arises from WRIICO's management of a third party account and the client provides voting instructions on a particular vote, WRIICO will vote according to the directions provided by the client.
  Use a Predetermined Voting Policy -- If no directives are provided by either ISS or the client, WRIICO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIICO chooses to use a predetermined voting policy, WRIICO will not be permitted to vary from the established voting policies established herein.
  Seek Board Guidance -- If the Material Conflict does not fall within one of the situations referenced above, WRIICO may seek guidance from the Funds' Board of Directors on matters involving a conflict. Under this method, WRIICO will disclose the nature of the conflict to the Fund Board and obtain the Board's consent or direction to vote the proxies. WRIICO may use the Board Guidance to vote proxies for its non-mutual fund clients.

Proxy Voting Policies of Sub-Advisors

TEMPLETON INVESTMENT COUNSEL, LLC

SUMMARY OF

PROXY VOTING POLICIES & PROCEDURES

Templeton Investment Counsel, LLC (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Although ISS' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS or any other third party to be determinative of Adviser's ultimate decision. Adviser votes proxies solely in the interests of the client, Adviser-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively "Advisory Clients"). As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Adviser perceives a material conflict of interest, Adviser may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS analysis, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

Adviser has adopted general proxy voting guidelines that are reviewed periodically by various members of Adviser's organization, including portfolio management, legal counsel and Adviser's officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Adviser may abstain from voting under certain circumstances or vote against items such as "Other Business" when Adviser is not given adequate information from the company.

The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site. Advisory Clients may view Adviser's complete proxy voting policies and procedures on-line at www.franklintempleton.com, request copies of their proxy voting records and Adviser's complete proxy voting policies and procedures by calling the Proxy Group collect at 1-954-847-2268 or send a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of Adviser are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.

STATE STREET RESEARCH & MANAGEMENT COMPANY

Summary of Proxy Voting Policies and Procedures

Most of the Company's clients delegate authority and discretion to the Company to vote the securities owned in their accounts on all matters presented to shareholders ("proxies"). The Company has adopted policies and procedures relating to the voting of proxies (the "Proxy Policies and Procedures") that are designed to ensure that proxies are voted in the best interests of its clients in accordance with its fiduciary duties and legal and regulatory requirements. The Proxy Policies and Procedures do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; the Company takes no responsibility for the voting of any proxies on behalf of any such client.

A copy of the complete Proxy Policies and Procedures are available to all clients of the firm upon request, subject to the provision that such policies and procedures are subject to change at any time without notice. Any client of the firm may also obtain a record of how the firm has voted the proxies in its account. Any client wishing to receive a copy of the Proxy Policies and Procedures or a record of the proxies voted in its account should call their relationship manager or Ben Lathrop at 1-800-531-1031 or email blathrop@ssrm.com.

The guiding principle by which the Company votes on all matters submitted to security holders is the maximization of the ultimate economic value of its clients' holdings. Furthermore, the Company is mindful that for ERISA and other employee benefit plans, the focus on the realization of economic value is solely for the benefit of plan participants and their beneficiaries.

It is the general policy of the Company to vote on all matters presented to security holders in any proxy, but the Company reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of the Company, the costs associated with voting such proxy outweigh the benefits to clients or if circumstances make such an abstention or withholding otherwise advisable and in the best interest of clients, in the judgment of the Company.

Absent any legal or regulatory requirement to the contrary, it is generally the policy of the Company to maintain the confidentiality of the particular votes that it casts on behalf of its clients. The Company does not generally disclose the results of voting decisions to third parties.

The Company maintains a Proxy Policy Committee, which is responsible for overseeing the Proxy Policies and Procedures, modifying the Proxy Policies and Procedures from time to time, and monitoring voting decisions to avoid and resolve any conflicts of interest. The Proxy Policy Committee is charged with ensuring that all conflicts of interest are resolved in the best interest of the clients.

The Company retains an outside service provider to physically vote proxies for the accounts of its clients. This service provider receives a daily electronic feed of all holdings in the Company's voting accounts, and then monitors the accounts and their holdings to be sure that all proxies are received and voted for the Company client shares owned.

The Company maintains a set of proxy voting guidelines that state the general view and typical vote of the Company with respect to the issues listed therein. The vote listed in the guidelines is the default position, and absent prior instructions to the contrary by the Company, the outside service provider automatically votes in accordance with the guidelines on any issues specifically addressed by the guidelines. However, these guidelines are just that--guidelines; they are not strict rules that must be obeyed in all cases. The Company has procedures that allow it to vote shares contrary to the typical vote indicated by the guidelines if such a vote is in a client's best interests. In the end, the Company votes all securities based upon the guiding principle of seeking the maximization of economic value to its clients, and ultimately all votes are cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document governing a client's account, and all other relevant facts and circumstances at the time of the vote.

The Company maintains records of all proxy voting decisions and votes cast to the extent required by applicable law and regulations.

ADVANTUS CAPITAL MANAGEMENT, INC.

April, 2004

Summary of Proxy Voting Policies and Procedures

Advantus Capital Management, Inc. ("Advantus") has adopted policies and procedures relating to the voting of proxies (the "Proxy Policies and Procedures") which include specific proxy voting policies and procedures for portfolios sub-advised by Advantus that are designed to ensure that proxies are voted in the best interests of its clients in accordance with its fiduciary duties and legal and regulatory requirements. The Proxy Policies and Procedures do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; Advantus takes no responsibility for the voting of any proxies on behalf of any such client.

A copy of the complete Proxy Policies and Procedures is available to all clients of Advantus upon request, subject to the provision that such Proxy Policies and Procedures are subject to change at any time without notice.

The role of shareholders in corporate governance is typically limited. A majority of decisions regarding operations of the business of a corporation should be left to management's discretion. It is Advantus' policy that the shareholder should become involved with these matters only when management has failed and the corporation's performance has suffered or to protect the rights of shareholders to take action.

The guiding principle by which Advantus votes on all matters submitted to security holders is the maximization of the ultimate economic value of the securities held by its clients. This involves not only the immediate impact of each proposal but other considerations with respect to the security of the shareholders' investments over the long term.

It is the general policy of Advantus to vote on all matters presented to security holders in any proxy, but Advantus reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of Advantus, the costs associated with voting such proxy outweigh the benefits to clients or if circumstances make such an abstention or withholding otherwise advisable and in the best interest of clients, in the judgment of Advantus.

Advantus has an Investment Policy Committee, which is responsible for overseeing the Proxy Policies and Procedures, modifying the Proxy Policies and Procedures from time to time, and monitoring voting decisions to avoid and resolve any conflicts of interest. The Investment Policy Committee is charged with ensuring that all conflicts of interest are resolved in the best interest of the clients.

The actual mechanical methods employed for voting Proxies is dependent upon the type of client. For those clients who have hired Advantus as an adviser, and not a sub-adviser, Advantus has elected the custodian bank (Wells Fargo Bank) to vote Proxies on behalf of the client. Proxies are directly sent to the custodian bank. Wells Fargo Bank votes the proxies according to their proxy guidelines and philosophy. Wells Fargo Bank employs Institutional Shareholder Services (ISS) as its proxy voting agent, responsible for analyzing proxies and recommending a voting position consistent with the Wells Fargo Bank Proxy Guidelines.

For those clients who have hired Advantus as a sub-adviser, Advantus will vote Proxies according to the Advantus Proxy Voting Procedures. Advantus will endeavor to prevent the votes cast for these client portfolios to differ from the votes cast by Wells Fargo Bank on behalf of those Advantus clients who rely on Wells Fargo Bank to vote their Proxies. Advantus will receive the proxy voting information from the client's custodian, then vote the proxy and return it to the company as directed on the proxy form and finally return a copy of each such proxy vote to the client for their record keeping purposes.

Advantus has a set of proxy voting guidelines that state the general view and typical vote of Advantus with respect to the issues listed therein. However, these guidelines are just that--guidelines; they are not strict rules that must be obeyed in all cases. Advantus' Proxy Policies and Procedures allow it to vote shares contrary to the typical vote indicated by the guidelines if such a vote is in a client's best interests

Advantus maintains records of all proxy voting decisions and votes cast to the extent required by applicable law and regulations.

Listed below are several reoccurring issues and Advantus' corresponding positions.

  Advantus generally supports proposals requiring that at least a majority of the board be independent directors.
  Advantus generally supports indemnification of directors and officers when the actions taken were on behalf of the company and no criminal violations occurred.
  Advantus generally does not support indemnity proposals that are overly broad.
  Advantus generally supports proposals to ratify the appointment of independent auditors unless there is reason to believe that such ratification is not appropriate.
  Advantus will generally vote for all uncontested director nominees.
  Advantus will consider contested elections on a case by case basis considering the facts and circumstances of each particular case.
  Advantus will consider cumulative voting on a case by case basis.

Peter Cundill & Associates
Proxy Voting Policy

COMPLIANCE OBJECTIVE

To ensure that all proxies are received and all are voted in the best interest of the Managed Accounts.

GENERAL PRINCIPLES

The Cundill Group, through CIR ("Cundill"), as a fiduciary, has an obligation to vote proxies in the best interests of our Clients. We recognize that the proxy vote is an important asset and voting rights should be exercised to support the interests of our Clients. As a matter of practice, the vote with respect to most issues will be cast in accordance with the position of the Board of Directors, unless it is determined that the ratification of the Board of Directors position would adversely affect the investment merits of owning the security.

In voting proxies, we follow best practices which we believe at present are represented by the materials and guidelines outlined by AIMR, ICAC and ERISA. Specifically, we adopt the principal and guidelines of AIMR, we follow the guidelines outlined by ICAC and observe the policies and restrictions of ERISA. Copies of the relevant documents are filed with the Corporate and Compliance Administrator ("CCA").

The major topics covered by AIMR, ICAC and ERISA in their discussions on voting proxies include Corporate Governance, Takeover Defense and Related Actions, Compensation Plans, Capital Structure, and Social Responsibility.

We also adopt the rules and regulations promulgated by securities regulators within jurisdictions in which we are registered.

Canada	Ontario and British Columbia Securities Commission
USA	The Securities Exchange Commission

DEFINITIONS

         "Best interest of Clients". In Cundill's view, this means Clients' best economic interest over the long term -- that is, the common interest that all Clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

         "Material conflict of interest". Circumstances when Cundill, or any member of Cundill's senior management, any portfolio manager or any portfolio analyst, knowingly does business with a particular proxy issuer or closely affiliated entity which may appear to create a material conflict between the interests of Cundill and the interests of its Clients in how proxies of that issuer are voted. A material conflict of interest may exist in situations where, for example: (1) the company soliciting the proxy, or a person known to be an affiliate of such company, is a Client whose assets are actively managed by Cundill or an affiliate; (2) the company soliciting the proxy, or a person known to be an affiliate of such company, to the knowledge of the individual charged with voting the proxy, is being actively solicited to be a client of Cundill or an affiliate; (3) a Client or a client-supported interest group actively supports a proxy proposal; or (4) Cundill or an officer of Cundill has personal or other business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or in any other matter coming before shareholders - for example, where an officer of Cundill or any Cundill affiliate has a spouse or other close relative who serves as a director or executive of the company soliciting the proxy.

GENERAL VOTING POLICIES

         1) Client's Best Interest. Where Cundill is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted with a view to enhancing the value of the shares of stock held in Client accounts. The financial interest of our Clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that in our view do not primarily involve financial considerations, the diversity of our Clients means that we are unable to represent each such view in each instance. Thus, Cundill seeks to vote proxies on securities held by Clients in what we believe to be the best economic interests of the Clients or, where employee benefit plan assets are involved, in the best economic interests of plan participants and beneficiaries, as determined by Cundill in good faith, unless a Client has provided specific instructions otherwise for its voting securities. These Policies and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interest of Clients. Proxies will also be voted with the aim of promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of shareholders.

         2) Case-by-Case Basis. While these Policies and Procedures guide our decisions, each proxy vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote. One of the primary factors Cundill considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, Cundill believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues should be resolved. As a matter of practice, the vote with respect to most issues will be cast in accordance with the position of the company's management. However, each issue will be considered on its merits and the position of a company's management will not be supported if it is determined that ratification of management's position would adversely affect the investment merits of owning the stock.

         3) Individualized. These Policies and Procedures are tailored to suit Cundill's advisory business and the types of securities portfolios Cundill manages. Cundill-votes proxies for all Client accounts in the same manner unless mandated otherwise by Client or by law. To the extent that Clients (e.g., funds, pension plans) have adopted their own procedures, Cundill may vote the same securities differently depending upon Clients' directions.

         4) Material Conflicts of Interest. As a matter of policy, the officers, directors and employees of Cundill will not be influenced by outside sources whose interests conflict with the interests of Clients, or their participants or beneficiaries when applicable. Any conflict of interest will be resolved in the interests of the Client, or the participants and beneficiaries when applicable. When a material conflict of interest between Cundill and its respective Client(s) is identified, Cundill will choose among the procedures set forth in Section 10.2 -- Proxy Procedures.

         5) Limitations. The circumstances, under which Cundill may take a limited role in voting proxies, include the following.

         a) No Responsibility. Cundill will not vote proxies for accounts in which the Client contract specifies that Cundill will not vote. Under such circumstances, the Clients' custodians ("Custodians") are instructed to mail proxy material directly to such Clients.

         b) Limited Value. Cundill may abstain from voting a Client proxy if the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant.

         c) Unjustifiable Costs. Cundill may abstain from voting a Client proxy for cost reasons.

         d) Securities No Longer Held. The Adviser generally will not vote proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a Client.

         e) Securities Lending Arrangements. If voting securities are part of a securities lending program, Cundill may be unable to vote while the securities are on loan.

         f) Special Considerations. Cundill's responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. In general, Cundill has full discretionary authority to exercise voting rights for Client accounts unless the Client has contractually reserved the obligation and right to vote proxies itself. If a Client requests in writing that Cundill vote its proxy in a manner inconsistent with these Policies and Procedures, Cundill may follow the Client's direction or may request that the Client vote the proxy directly.

         6) Sources of Information. Cundill may conduct research internally and/or use the resources of an independent research consultant. Cundill may also consider other materials, such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies, e.g. Fortune 500 companies and small cap companies.

         7) Availability of Policies and Procedures. Cundill will provide Clients with a copy of these Policies and Procedures, as revised from time to time, upon request. To obtain the most recent copy of our Proxy Voting Guidelines, please contact us at:

E-Mail:	invest@cundill.com
Phone:	(604) 601-8300

         8) Disclosure of Vote. A Client may obtain information on how its proxies were voted by requesting such information from Cundill. Cundill does not generally disclose Client proxy votes to third parties, other than as required for Funds, unless specifically requested, in writing, by the Client. However, to the extent that Cundill acts as a sub adviser to another adviser to a Client's account, Cundill will be deemed to be authorized to provide such the Client's proxy voting information to the adviser.

MACKENZIE FINANCIAL CORPORATION
IVY GLOBAL NATURAL RESOURCES FUND
SUMMARY - PROXY VOTING POLICIES AND PROCEDURES

Mackenzie Financial Corporation ("Mackenzie"), as investment advisor to the Ivy Global Natural Resources Fund (the "Fund"), has always been committed to the support of good corporate governance. As one of the funds managed by Mackenzie, the Fund follows the policies and procedures mandated by Mackenzie, a general description of which follows.

Mackenzie's objective is to vote the securities of companies for which we have proxy-voting authority in a manner most consistent with the long-term economic interest of fund investors. At Mackenzie, the portfolio manager is delegated the authority to vote proxies and any contentious proposals are brought to the attention of the Chief Investment Officer ("CIO"). The CIO reserves the final decision on all voting matters.

Summary of Proxy Voting Policies

1. Boards of Directors

The Fund generally votes in favour of proposals that support the appointment of independent directors to an issuer Board or Audit Committee, as well as requirements that the Chair of the Board be separate from the office of the Chief Executive Officer. Generally, the Fund will not withhold its vote from a slate of directors because its composition does not fully comply with Mackenzie's guidelines, unless it believes that the composition of the Board and its operating procedures will adversely impact shareholder value.

2. Stock Option Plans and Other Executive Compensation

All proxies related to executive compensation are voted on a case-by-case basis. Generally, the Fund will vote in favour of stock options and other forms of compensation that do not result in a potential dilution of more than 10% of the issued and outstanding shares, are granted under clearly defined and reasonable terms, are commensurate with the duties of plan participants, and are tied to the achievement of corporate objectives.

The Fund will generally not support the repricing of options, plans that give the Board broad discretion in setting the terms of the grant of options, or plans that authorize allocation of 20% or more of the available options to any individual in any single year.

3. Shareholder Rights Plans

The Fund will generally vote in favour of shareholder rights plans designed to provide sufficient time to undertake a fair and complete shareholder value maximization process and does not merely seek to entrench management or deter a public bidding process. In addition, the Fund will generally support plans that promote the interests and equal treatment of all shareholders, and allows for periodic shareholder ratification.

4. Shareholder Proposals

The Fund will evaluate and vote on shareholder proposals on a case-by-case basis. All proposals on financial matters will be given consideration. Generally, proposals that place arbitrary or artificial constraints on the company will not be supported.

5. Social/Political Issues

As a mutual fund company, it is Mackenzie's fiduciary duty to put the economic interests of Fund investors ahead of any non-financial matters. However, actions of social responsibility by companies and their Boards can enhance long-term shareholder value. If relevant to their business, the Fund will generally vote for proposals urging responsible policies and practices.

Mackenzie does not intend to supplant the duties and responsibilities of regulatory bodies, or the laws of the jurisdictions in which the company operates.

Conflicts of Interest

Circumstances may occur where the Fund may have a potential conflict of interest relative to its proxy voting activities. Potential conflicts of interest could include business relationships with an issuer or proponent of a proxy proposal, or personal or familial relationships with proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

The portfolio manager and all other parties involved in the administration of the Fund are required to bring all potential conflicts of interest to the attention of Mackenzie's General Counsel ("General Counsel"), Chief Investment Officer ("CIO"), and Chief Compliance Officer ("CCO"). If the General Counsel, CIO and CCO determine that a conflict exists they will ensure that the proxy voting decision is based on Mackenzie's pre-determined proxy voting policies, and the best interests of the Fund.

Henderson Investment Management Limited
Proxy Voting Policies and Procedures

A.         Principles1

1.         Background

Henderson Investment Management Limited (HIML) believes that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. We therefore expect companies to operate according to recognised national and international standards in these areas.

This policy sets out HIML's approach to corporate governance, corporate responsibility and proxy voting.

2.         Corporate objective

The overriding objective of the company should be to optimize over time the returns to its shareholders. Where other considerations affect this objective, they should be clearly stated and disclosed. To achieve this objective, the company should endeavour to ensure the long-term viability of its business, and to manage effectively its relationships with stakeholders.

3.         Corporate strategy

Major strategic modifications to the core business(es) of a company should not be made without prior shareholder approval. Equally, major corporate changes which in substance or effect materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Shareholders should be given sufficient information about any such proposal, sufficiently early, to allow them to make an informed judgment and exercise their voting rights.

4.         Disclosure

Companies should disclose accurate, adequate and timely information, in particular meeting market guidelines where they exist, so as to allow investors to make informed decisions about the acquisition, ownership obligations and rights, and sale of shares. Clear and comprehensive information on corporate governance arrangements and the company's management of corporate responsibility issues should be provided.2

5.         Voting rights

Companies' ordinary shares should provide one vote for each share. Companies should act to ensure the owners' rights to vote. All proposals that might materially affect shareholder value or shareholders' rights should be subject to shareholder approval. Each proposal should be presented separately to shareholders -- multiple proposals should not be combined in the same resolution at the Annual General Meeting (AGM).

1These Principles are based on the Organisation for Economic Co-operation and Development's Corporate Governance Principles and those of the International Corporate Governance Network.

2For further discussion of corporate responsibility see section 9.

6.         Boards of directors

The board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each member should stand for election on a regular basis.

Companies should disclose upon appointment to the board and thereafter in each annual report or proxy statement information on the identities, core competences, professional or other backgrounds, factors affecting independence, and overall qualifications of board members and nominees so as to enable investors to assess the value they add to the company. Procedures for appointing directors should be transparent and reported to shareholders annually.

Boards should include a sufficient number of independent non-executive members with appropriate skills, experience and knowledge. Responsibilities should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole. Accordingly, independent non-executives should comprise no fewer than three members and as much as a substantial majority.

Audit, remuneration and nomination/succession committees should be established. These should be composed wholly or predominantly of independent non-executives. Companies should disclose the terms of reference of these committees and give an account to shareholders in the annual report of how their responsibilities have been discharged. The chairmen and members of these committees should be appointed by the board as a whole according to a transparent procedure.

7.         Audit and internal control

Company boards should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with external auditors. The Audit Committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects, and clearly explains its accounting principles and policies. Audit Committee members should have appropriate levels of financial expertise, in accordance with prevailing legislation or best practice. The Audit Committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (arising, for example, from the award of non-audit consultancy assignments).

8.         Directors' and senior executive remuneration

Remuneration of directors or supervisory board members and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based remuneration should be demanding and should not reward performance that is not clearly superior to that of a group of comparable companies that is appropriately selected in sector, geographical and index terms. Requirements on directors and senior executives to acquire and retain shareholdings in the company that are meaningful in the context of their cash remuneration are also appropriate.

The design of senior executives' contracts should not commit companies to 'payment for failure'. Boards should attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions.

Companies should disclose in each annual report or proxy statement the board's policies on remuneration - and, preferably, the remuneration of individual board members and top executives, as well as the composition of that remuneration - so that investors can judge whether corporate pay policies and practices are appropriately designed.

Broad-based employee share ownership plans or other profit-sharing programmes are effective market mechanisms that promote employee participation.

9.         Corporate responsibility

9.1         Definition

HIML believes that good management of a range of responsibilities that companies have towards different stakeholders contributes to business success and long-term shareholder value. This embraces:

  economic responsibilities to shareholders and to behave fairly and legally in the marketplace, towards consumers, suppliers and competitors;
  responsibilities to minimise and manage environmental impacts;
  responsibilities towards employees; and
  responsibilities to the wider community.

9.2         Corporate responsibility standards

Companies should adopt standards, policies and management processes covering the corporate responsibility issues affecting them. These should be based wherever possible on internationally recognised instruments such as the UN Global Compact,3 the UN Universal Declaration of Human Rights and the related covenants and conventions;4 International Labour Organisation conventions on labour standards;5 the OECD Guidelines for Multinational Enterprises;6 and the Draft Norms on Responsibilities of Transnational Corporations and Other Business Enterprises with Regard to Human Rights.7

9.3         Disclosure on corporate responsibility

9.3.1         Annual Report

Companies should disclose in their Annual Report how they are managing key risks and opportunities linked to social, environmental and ethical issues.

9.3.2         Additional disclosures: Global Reporting Initiative

HIML wishes to gain as full an understanding as possible of the social, environmental and ethical issues facing a company; its approach to dealing with those issues; its historical performance in implementing its policies; its strategy and targets for the coming period; and its capability in relation to the issues.

HIML believes the Global Reporting Initiative (GRI) is the leading global standard for voluntary corporate responsibility reporting.8 It has the support of a wide range of companies, non-governmental organisations, international agencies and national governments. The GRI approach is similar to that of many market-based corporate governance codes in that it sets out a range of issues and reporting indicators and asks companies to "comply or explain", making their own judgements as to the relevance of individual issues. Companies can thus adapt the approach to their own particular circumstances.

HIML commends the Global Reporting Initiative guidelines and encourages companies to work towards reporting in full accordance with them.

3www.unglobalcompact.org
4www.unhchr.ch/html/intlinst.htm.
5www.ilo.org/public/english/standards/norm/index.htm.
6www.oecd.org/pdf/M000015000/M00015419.pdf.
7Prepared by a working group of the UN Commission on Human Rights and available at:
www.unhchr.ch/Huridocda/Huridoca.nsf/0/13e40a9bc4e3be3fc1256912003c5797/$FILE/G0013866.pdf
8http://www.globalreporting.org/guidelines/2002.asp

B.         Proxy Voting Policies

In the light of the Principles elaborated above, HIML has adopted Proxy Voting Policies and Procedures. In addition, HIML has adopted country- and market-specific policies, which are not captured below. The Proxy Voting Policies are contained in the appendices to this document. With respect to non-U.S. and non-U.K. securities, the policies are set forth in the Global Proxy Voting Manual. In addition, the global policies are summarized below. With respect to U.K. securities, the policies are set forth in Henderson Global Investors' UK Activism Policy and Voting Policy. With respect to U.S. securities, the policies are set forth in the ISS Proxy Voting Guidelines Summary. The Proxy Voting Policies represent how HIML will generally vote on certain matters. However, in individual circumstances, HIML may override a specific policy as described below under Proxy Voting Procedures--Procedures.

Global Proxy Voting Guidelines

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:

  there are concerns about the accounts presented or audit procedures used; or
  the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

  there are serious concerns about the accounts presented or the audit procedures used;
  the auditors are being changed without explanation; or
  there are serious issues of conflicts and objectivity because of the provision of non audit-related services.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or re-election of statutory auditors, unless:

  there are serious concerns about the statutory reports presented or the audit procedures used;
  questions exist concerning any of the statutory auditors being appointed; or
  the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:

  the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below what is required in a particular market unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

Board Structure
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Director Elections
Vote FOR management nominees in the election of directors, unless:

  there are clear concerns about the past performance of the company or the board; or
  the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis based on market norms.

Vote AGAINST proposals to award stock options to nonexecutives in countries where such payment is not the norm.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Vote executive director compensation proposals on a CASE-BY-CASE basis.

Compensation Plans:
Vote compensation plans on a CASE-BY-CASE basis.

Discharge of Board and Management
Vote FOR discharge of the board and management, unless:

  there are serious questions about actions of the board or management for the year in question; or
  legal action is being taken against the board by other shareholders.

Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights on a CASE-BY-CASE basis based on market norms.

Vote FOR issuance requests without preemptive on a CASE-BY-CASE basis based on market norms.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS HIML guidelines for the purpose being proposed; or
  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavourable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets HIML's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without pre-emptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets HIML's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
Vote FOR share repurchase plans, unless:

  clear evidence of past abuse of the authority is available; or
  the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings:
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions:
Vote FOR mergers and acquisitions, unless:

  the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
  the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers:
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals:
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities:
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions:
Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans:
Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms:
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals:
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

C.         Proxy Voting Procedures

1.         Responsibilities

The Head of SRI Engagement and Corporate Governance at Henderson GlobaL Investors, acting on behalf of HIML, is responsible for the implementation of the Proxy Voting Policies.

2.         Service providers

HIML has contracted ISS Europe Ltd. to provide policy development, research, advisory and voting disclosure services.

Proxy voting services are provided by BNP Paribas Securities Services plc, which provides a range of administrative services to Henderson. BNP Paribas Securities Services plc is provided with voting services by ISS.

3.         Procedures

The procedure for casting proxy votes is as follows:

1.	Custodians notify ISS of forthcoming company meetings and send proxy materials.
2.	ISS notifies Henderson of meetings via its VoteX website.
3.	For U.S. and non-U.K. securities, ISS provides voting recommendations based on HIML's Proxy Voting Policies.
4.	For U.K. securities, HIML generally votes in accordance with the policies set forth in Appendix B hereto.
5.	The Henderson Head of SRI Engagement and Corporate Governance (Head of Corporate Governance) consults with other corporate governance staff, fund managers and analysts as appropriate.
6.

With respect to U.S. and other non-U.K. securities, the Head of Corporate Governance (or his designee) decides whether to accept or override the voting recommendations provided by ISS. With respect to U.K. securities, the Head of Corporate Governance (or his designee) determines whether to vote in accordance with HIMLs predetermined policies as described in Appendix B hereto.

7.

If the ISS recommendations are accepted, or predetermined HIML voting policies for U.K. securities are followed, voting instructions are sent to custodians via the VoteX website and executed by the custodians.

8.

If no predetermined HIML policy exists and no ISS recommendation is made, or if HIML determines not to follow a predetermined policy or an ISS recommendation with respect to an issue, the Proxy Committee of HIML evaluates whether there is an actual or potential conflict of interest that would affect HIML's ability to vote the proxy in the best interest of clients.

9.	The Proxy Committee reviews the issue and directs ISS how to vote the proxies through the VoteX website and voting instructions are executed by the custodians.

4.         Share blocking

In a number of markets in which the funds invest, shares must be suspended from trading ('blocked') for a specified period before the Annual General Meeting if voting rights are to be exercised. Such restrictions may place constraints on portfolio managers that mean exercising proxy votes is not in clients' interest. In other markets casting proxy votes may involve costs that are disproportionate to any benefit gained. In markets where share blocking applies or additional costs are incurred that outweigh the potential benefits of voting, HIML will vote only in exceptional circumstances.

5.         Conflicts of interest

For each director, officer and employee of HIML ("HIML person"), the interests of HIML's clients must come first, ahead of the interest of HIML and any person within the HIML organization, which includes HIML's affiliates.

Accordingly, each HIML person must not put "personal benefit", whether tangible or intangible, before the interests of clients of HIML or otherwise take advantage of the relationship to HIML's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever except a benefit for a client of HIML, as appropriate. It is imperative that each of HIML's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of HIML's clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if HIML has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Head of Compliance..

The following are examples of situations where a conflict may exist:

  Business Relationships -- where HIML manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;
  Personal Relationships -- where a HIML person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships;
  Familial Relationships -- where a HIML person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company); and
  Fund Relationships -- HIML may have a conflict because of a relationship to fund shares held in client accounts (e.g., an entity who receives fees from a fund is solicited by the fund to increase those fees).
It is the responsibility of each director, officer and employee of HIML to report any real or potential conflict of interest to the Head of Compliance who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Head of Compliance, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict. In addition, all HIML persons shall certify annually as to their compliance with this policy. A form of such certification is attached in Appendix D hereto.

In situations where no predetermined HIML policy exists and no ISS recommendation is made, or if HIML determines not to follow a predetermined policy or an ISS recommendation with respect to an issue, the Proxy Committee, as described below, will evaluate whether there is an actual or potential conflict of interest that would affect HIML's ability to vote the proxy in the best interests of clients.

Proxy Committee

The Proxy Committee shall have three members, the Chief Investment Officer, the Head of Corporate Governance and the Head of Compliance (or their respective designees). Proxy Committee meetings may be called by any member of the Proxy Committee and shall be called when no predetermined HIML policy exists and no ISS recommendation is made, or if HIML determines not to follow a predetermined policy or an ISS recommendation with respect to an issue. Two members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The members the Proxy Committee shall be chose a chair of the Proxy Committee. The Proxy Committee shall keep minutes of its meetings that shall be kept with the other corporate records of HIML.

The Proxy Committee shall review the report of the Head of Compliance as to whether any HIML person has reported a conflict of interest. The Head of Compliance, or his designee, shall confirm by a review of the personal holdings reports submitted by HIML persons whether any HIML persons in the aggregate own 1% or more of a party interested in the proxy process' equity securities and report such information to the Proxy Committee.

The Proxy Committee will review each item referred to it to determine if a conflict of interest exists and will produce a Conflicts Report for each referred item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) based on confirmations from the relevant portfolio managers discloses any contacts from parties outside HIML (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an portfolio manager's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Committee will review the issue and direct ISS as to how to vote the proxies.

CAPITALIZATION AND VOTING RIGHTS

         The capitalization of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of each class of each Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of any Fund has preemptive rights or subscription rights.

         The Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trustees have currently authorized the following series, each of which represents a fund: Ivy Balanced Fund, Ivy Bond Fund, Ivy Cash Reserves Fund (as of June 16, 2003, Ivy Cash Reserves Fund is closed to new investments), Ivy Cundill Global Value Fund, Ivy Dividend Income Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Balanced Fund, Ivy International Value Fund, Ivy Mortgage Securities Fund, Ivy Pacific Opportunities Fund, Ivy Real Estate Securities Fund, Ivy Small Cap Value Fund, and Ivy Value Fund. The Trustees had also authorized the issuance of Class A, Class B, Class C and Class Y shares of each of these Funds (except Ivy Cash Reserves Fund does not offer Class Y shares). The Trustees have further authorized the issuance of the following classes, which are now closed to further investment: Advisor Class shares for Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund, as well as Class I shares for, Ivy Cundill Global Value Fund, Ivy European Opportunities Fund and Ivy International Value Fund. Under the Declaration of Trust, the Trustees may terminate any Fund without shareholder approval. This might occur, for example, if a Fund does not reach or fails to maintain an economically viable size.

         Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of each Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). Shareholders of each Fund are entitled to vote alone on matters that only affect that Fund. All classes of shares of each Fund will vote together, except with respect to the distribution plan applicable to the Fund's Class A, Class B, Class C. or Class Y shares or when a class vote is required by the 1940 Act. On matters relating to all funds of the Trust, but affecting the funds differently, separate votes by the shareholders of each fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent certified public accountants, will be voted upon collectively by the shareholders of all funds of the Trust.

         As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of a Fund means the vote of the lesser of: (1) 67% of the shares of that Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of that Fund (or of the Trust).

         With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund, the matter shall have been effectively acted upon with respect to that Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

         The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of any Fund held personally liable for the obligations of that Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares

Minimum Initial and Subsequent Investments

         For Class A, Class B and Class C shares, initial investments must be at least $500 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the Ivy Family of Funds (and, for clients of Waddell & Reed, Inc. and Legend, a fund in the Waddell & Reed Advisors Family of Funds) or Waddell & Reed InvestEd Portfolios, Inc. A $50 minimum initial investment pertains to purchases for certain retirement plan accounts and to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account or through a payroll deduction. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See, Exchanges for Shares of Other Funds in the Ivy Family of Funds and Waddell & Reed InvestEd Portfolios, Inc.

         For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other eligible Class Y investors.

         Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that WRIICO deems to be a desirable investment for each Fund. While no minimum has been established, it is expected that each Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for any Fund shares with securities and may discontinue accepting securities as payment for any Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each Fund, and each Fund's shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.

Reduced Sales Charges (Applicable to Class A shares only)

Account Grouping

         Large purchases of Class A shares are subject to lower sales charges. The schedule of breakpoints and reduced sales charges appears in the Prospectus and in the SAI in the section entitled Reasons for Differences in the Public Offering Price of Class A Shares. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories.

1.	Purchases by an individual for his or her own account;

2.	Purchases by that individual's spouse purchasing for his or her own account;

3.	Purchases by that individual or his or her spouse in their joint account;

4.	Purchases by that individual or his or her spouse for the account of their child under age 21;

5.	Purchase by any custodian for the child of that individual or spouse in a Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA) account;

6.

Purchases by that individual or his or her spouse for his or her individual retirement account (IRA), salary reduction plan account under Section 457 of the Internal Revenue Code of 1986, as amended (the Code), provided that such purchases are subject to a sales charge (See Net Asset Value Purchases), tax-sheltered annuity account (TSA) or Keogh plan account, provided that the individual and spouse are the only participants in the Keogh plan; and

7.	Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

         For the foregoing categories, an individual's domestic partner may be treated as his or her spouse.

Examples:

A.

Grandmother opens an UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

B.

H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

C.

H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

D.

X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. (If X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.)

         All purchases of Class A shares made for a participant in a multi-participant Keogh plan may be grouped only with other purchases made under the same plan; a multi-participant Keogh plan is defined as a plan in which there is more than one participant where one or more of the participants is other than the spouse of the owner/employer.

Example A:	H has established a Keogh plan; he and his wife W are the only participants in the plan; they may group their purchases made under the plan with any purchases in categories 1 through 7 above.

Example B:

H has established a Keogh plan; his wife, W, is a participant and they have hired one or more employees who also become participants in the plan; H and W may not combine any purchases made under the plan with any purchases in categories 1 through 7 above; however, all purchases made under the plan for H, W or any other employee will be combined.

         All purchases of Class A shares made under a qualified employee benefit plan of an incorporated business will be grouped. (A qualified employee benefit plan is established pursuant to Section 401 of the Code.) All qualified employee benefit plans of any one employer or affiliated employers will also be grouped. (An affiliate is defined as an employer that directly, or indirectly, controls or is controlled by or is under control with another employer.) All qualified employee benefit plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

Example:	Corporation X sets up a defined benefit plan; its subsidiary, Corporation Y, sets up a 401(k) plan; all contributions made under both plans will be grouped.

         All purchases of Class A shares made under a simplified employee pension plan (SEP), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers (as defined above) may be grouped provided that the employer elects to have all such purchases grouped at the time the plan is set up. If the employer does not make such an election, the purchases made by individual employees under the plan may be grouped with the other accounts of the individual employees described above in Account Grouping.

         Account grouping as described above is available under the following circumstances.

One-time Purchases

         A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise IFDI at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Example:

H and W open an account in the Fund and invest $75,000; at the same time, H's parents open up three UGMA accounts for H and W's three minor children and invest $10,000 in each child's name; the combined purchase of $105,000 of Class A shares is subject to a reduced sales load of as described in the Prospectus provided that IFDI is advised that the purchases are entitled to grouping.

Rights of Accumulation

         If Class A, Class B and/or Class C shares are held in any account and an additional purchase of Class A shares is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the NAV of the existing account (if a sales charge has bee paid on these shares) as of the date the new purchase is accepted by IFDI for the purpose of determining the availability of a reduced sales charge.

Example:

H is a current Class A shareholder who invested in the Fund three years ago. His account has a NAV of $80,000. His wife, W, now wishes to invest $20,000 in Class A shares of the Fund. W's purchase will be combined with H's existing account and will be entitled to a reduced sales charge as described in the Prospectus. H's original purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

         In order to be entitled to Rights of Accumulation, the purchaser must inform IFDI that the purchaser is entitled to a reduced charge and provide IFDI with the name and number of the existing account(s) with which the purchase may be combined.

Letter of Intent

         The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Letter of Intent (LOI). By signing an LOI form, which is available from IFDI, the purchaser indicates an intention to invest, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge on Class A shares purchased. The 13-month period begins on the date that the first purchase made under the LOI is accepted by IFDI. Each purchase made from time to time under the LOI is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the LOI will be the sales charge in effect on the beginning date of the 13-month period.

         In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under an LOI, the investor's Rights of Accumulation (see above) will be taken into account; that is, Class A, Class B and/or Class C shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included. Additionally, purchases of Class B and/or Class C shares made during the 13-month period will count toward the dollar amount specified in the LOI.

Example:

H signs an LOI indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $100,000. H has an IRA account and the Class A shares held under the IRA in the Fund have a NAV as of the date the LOI is accepted by IFDI of $15,000; H's wife, W, has an account in her own name invested in another fund in the Ivy Funds Family which charges the same sales load as the Fund, with a NAV as of the date of acceptance of the LOI of $10,000; H needs to invest $75,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $100,000.

         A copy of the LOI signed by a purchaser will be returned to the purchaser after it is accepted by IFDI and will set forth the dollar amount of shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

         The minimum initial investment under an LOI is 5% of the dollar amount which must be invested under the LOI. An amount equal to 5% of the purchase required under the LOI will be held in escrow. If a purchaser does not, during the period covered by the LOI, invest the amount required to qualify for the reduced sales charge under the terms of the LOI, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under an LOI which is not completed will be collected by redeeming part of the shares purchased under the LOI and held in escrow unless the purchaser makes payment of this amount to IFDI within 20 days of IFDI's request for payment.

         If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the LOI, the lower sales charge will apply.

         An LOI does not bind the purchaser to buy, or IFDI to sell, the shares covered by the LOI.

         The value of any shares redeemed during the 13-month period which were acquired under the LOI will be deducted in computing the aggregate purchases under the LOI.

         LOIs are not available for purchases made under an SEP where the employer has elected to have all purchases under the SEP grouped.

Other Funds in the Ivy Family of Funds and Waddell & Reed InvestEd Portfolios, Inc.

         Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the Class A shares of any of the funds in the Ivy Family of Funds and Waddell & Reed InvestEd Portfolios, Inc. subject to a sales charge. A purchase of Class A shares, or Class A shares held, in any of the funds in the Ivy Family of Funds and/or Waddell & Reed InvestEd Portfolios, Inc. subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of Ivy Money Market Fund that were acquired by exchange of another Ivy Family of Funds or Waddell & Reed InvestEd Portfolios, Inc. Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account. Additionally, Class B and Class C shares held are taken into account.

         To obtain a reduced sales charge, clients of Waddell & Reed, Inc. may also combine purchases of Class A shares of any of the funds in the Waddell & Reed Advisors Family of Funds, except Class A shares of Waddell & Reed Advisors Cash Management, Inc. (unless acquired by exchange for Class A shares on which a sales charge was paid, or as a dividend or distribution on such acquired shares).

Net Asset Value Purchases of Class A Shares

         Class A shares of the Fund may be purchased at NAV by the Trustees and officers of the Fund or of any affiliated entity of IFDI, employees of IFDI or of any of its affiliates, financial advisors of IFDI and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each such Trustee, officer, employee and financial advisor. Child includes stepchild; parent includes stepparent. Purchases of Class A shares in an IRA sponsored by IFDI or its affiliates established for any of these eligible purchasers may also be at NAV. Purchases of Class A shares in any tax-qualified retirement plan under which the eligible purchaser is the sole participant may also be made at NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for NAV purchases of Class A shares. Employees include retired employees. A retired employee is an individual separated from service from IFDI, or from an affiliated company with a vested interest in any Employee Benefit plan sponsored by IFDI or any of its affiliated companies. Financial advisors include retired financial advisors. A retired financial advisor is any financial advisor who was, at the time of separation from service from Waddell & Reed, Inc., a Senior Financial Advisor. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser. Employees of financial advisors of Waddell & Reed may purchase Class A shares at NAV.

         Minnesota Life Trustees and officers, Directors, or any affiliated entity of Minnesota Life, employees of Minnesota Life, Securian/CRI Financial Advisors, their respective spouses, children, parents, children's spouses and spouse's parents of each, including purchases into certain retirement plans and certain trusts for these individuals may purchase Class A shares at NAV.

         Shares may be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

         Purchases of Class A shares by Friends of the Firm which include certain persons who have an existing relationship with IFDI or any of its affiliates may be made at NAV.

         Purchases of Class A shares for retirement plan accounts held in the Waddell & Reed Advisors Retirement Plan, offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB retirement programs.

         Direct Rollovers from the Waddell & Reed Advisors Retirement Plan may be made at NAV.

         Purchases of Class A shares may be made at NAV in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records.

         Purchases of Class A shares may be made at NAV in a 401(a) plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records and are segregated from any other retirement plan assets.

         Purchases of Class A shares by certain clients investing through a qualified fee-based program offered by a third party that has made arrangements to sell shares of the Funds may be made at NAV.

         Purchases through the Merrill Lynch Daily K Plan (the "Plan") may be made at NAV, provided the Plan has at least $3 million in assets or over 500 or more eligible employees. Class B shares of the Funds are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees. For further information see "Group Systematic Investment Program."

         Sales representatives, and their immediate family members, associated with unaffiliated third party broker/dealers with which IFDI has entered into selling agreements.

Reasons for Differences in the Public Offering Price of Class A Shares

         As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation. The reasons for these quantity discounts are, in general, that (1) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (2) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as is elimination of sales charges on the reinvestment of dividends and distributions), and (3) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

         Sales charges on Class A shares are assessed according to the following table:

Size of Purchase	Sales Charge as Percent of Offering Price	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
--------	-----------	----------	-----------
under $100,000	5.75%	6.10%	5.00%
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[1]	0.00	0.00	see below

1No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a CDSC of 1% on certain redemptions made within twelve months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

         IFDI may pay dealers up to 1.00% on investments made in Class A shares with no initial sales charge, according to the following schedule:*

1.00% - Sales of $1.0 million to $1,999,999.99
0.80% - Sales of $2.0 million to $2,999,999.99
0.50% - Sales of $3.0 million to $49,999,999.99
0.25% - Sales of $50.0 million or more

*IFDI will pay Waddell & Reed, Inc. 0.50% on any level of investments made in Class A shares with no initial sales charge.

         IFDI or its affiliates may pay additional compensation from its own resources to broker-dealers based upon the value of shares of a Fund owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such broker-dealers without payment of a sales charge.

         In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without a sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in a Fund and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be sold without a sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such shares are exempted by the 1940 Act from the otherwise applicable requirements as to sales charges. Reduced or eliminated sales charges may also be used for certain short-term promotional activities by IFDI. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the NAV per share of all shares sold or issued.

Systematic Withdrawal Plan for Class A, Class B and Class C Shareholders

         If you qualify, you may arrange to receive through the Systematic Withdrawal Plan (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class C shares that you own of any of the funds in the Ivy Family of Funds and, for clients of Waddell & Reed, Inc. and Legend, any of the funds in Advisors Family of Funds. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not exceed, annually, 12% of the account value. Prior to November 1, 2003, Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applied, that were redeemed under the Service were not subject to a CDSC provided the amount withdrawn did not exceed, annually, 24% of the account value. For shareholders who had established the Service prior to November 1, 2003, the 24% maximum continues to apply. Applicable forms to start the Service are available through WRSCO.

         The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 1%, 3%, 6% and 12%, respectively, of the value of your account at the time the Service is established. (For shareholders who had established the Service prior to November 1, 2003, the maximum amount of the withdrawal on an annual basis is equal to 24% of the value of your account.) As noted above, the withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal.

         To qualify for the Service, you must have invested at least $10,000 in Class A, Class B or Class C shares which you still own of any of the funds in the Ivy Family of Funds and, for clients of Waddell & Reed, Inc. and Legend, any of the funds in Advisors Family of Funds; or, you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.

         You can choose to have shares redeemed to receive:

         1. a monthly, quarterly, semiannual or annual payment of $50 or more;

         2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or

         3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

         Shares are redeemed on either the 5th day or the 20th day of the month in which the payment is to be made, or on the prior business day if the 5th or 20th is not a business day. Payments are made within five days of the redemption.

         Retirement plan accounts may be subject to a fee imposed by the Plan Custodian for use of the Service.

         The dividends and distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments under the Service are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment.

         You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

         After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Group Systematic Investment Program

         Shares of each Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Funds and IFDI do not themselves organize, offer or administer any such programs. However, depending upon the size of the program, the Funds or IFDI may waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of a Fund are purchased in conjunction with IRAs, such group systematic investment programs are not entitled to special tax benefits under the Code. The Funds reserve the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

         With respect to each shareholder account established under a group systematic investment program, WRSCO currently charges a maintenance fee of $3.00 (or portion thereof) for each twelve-month period (or portion thereof) that the account is maintained. The Funds may collect such fee (and any fees due to WRSCO) through a deduction from distributions to the shareholders involved or by causing on the date the fee is assessed, a redemption in each such shareholder account sufficient to pay such fee. The Funds reserve the right to change these fees from time to time without advance notice.

         Class A shares of each Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

(i)

the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

(ii)

the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

(iii)	the Plan has 500 or more eligible employees, as determined by Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

         Alternatively, Class B shares of each Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

         Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of any Fund convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments, or 10 years after the date of the initial purchase by a participant under the Plan--the Plan will receive a Plan level share conversion.

Exchanges for Shares of Other Funds in the Ivy Family of Funds and Waddell & Reed InvestEd Portfolios, Inc.

Class A Share Exchanges

         Once a sales charge has been paid on shares of a fund in the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios, Inc., and, for clients of Waddell & Reed, Inc. or Legend, another fund in Waddell & Reed Advisors Family of Funds. These shares and any shares added to them from dividends or distributions paid in shares may be freely exchanged for corresponding shares of another fund in Ivy Family of Funds or Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed, Inc. or Legend, another fund in Waddell & Reed Advisors Family of Funds. The shares you exchange must be worth at least $100 or you must already own shares of a fund in Ivy Family of Funds or Waddell & Reed InvestEd Portfolios, Inc. into which you want to exchange.

         Except where the special rules described below apply, you may exchange Class A shares you own in a Fund for Class A shares of another fund in the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend, for Class A shares of a fund in Waddell & Reed Advisors Family of Funds, without charge if (1) a sales charge was paid on these shares, or (2) the shares were received in exchange for shares for which a sales charge was paid, or (3) the shares were acquired from reinvestment of dividends and distributions paid on such shares. There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $1 million or more will be treated the same as shares on which a sales charge was paid.

         Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of Ivy Money Market Fund automatically exchanged each month into Class A shares of any other fund in Ivy Family of Funds (or into Class B or Class C shares of the Fund in certain situations), provided you already own Class A (or Class B or Class C, as applicable) shares of the fund. The shares of Ivy Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among the Class A shares of different Funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

         Exchanges of shares of Ivy Money Market Fund ("money market fund shares") are subject to any sales charge applicable to the Ivy Fund being exchanged into, unless the money market shares were previously acquired by an exchange from Class A shares of a non money market fund upon which a sales charge has previously been paid.

         You may redeem your Class A shares of the Fund and use the proceeds to purchase Class Y shares of any Fund in the Ivy Family of Funds if you meet the criteria for purchasing Class Y shares.

Class B Share Exchanges

         You may exchange Class B shares of one Fund for Class B shares of another Fund in the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios, Inc., and, for clients of Waddell & Reed, Inc. or Legend, for Class B shares of a fund in Waddell & Reed Advisors Family of Funds without charge.

         The redemption of the Fund's Class B shares as part of an exchange is not subject to the CDSC. For purposes of computing the CDSC, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

         You may have a specific dollar amount of Class A shares of Ivy Money Market Fund automatically exchanged each month into Class B shares of the Fund or any other fund in the Ivy Family of Funds, provided you already own Class B shares of that fund and meet other criteria. The shares of Ivy Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

Class C Share Exchanges

         You may exchange Class C shares of one Fund for Class C shares of another Fund or Waddell & Reed InvestEd Portfolios, Inc., and for clients of Waddell & Reed, Inc. or Legend, for Class C shares of a fund in the Waddell & Reed Advisors Family of Funds without charge.

         The redemption of the Fund's Class C shares as part of an exchange is not subject to the CDSC. For purposes of computing the CDSC, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

         You may have a specific dollar amount of Class A shares of Ivy Money Market Fund automatically exchanged each month into Class C shares of the Fund or any other fund in the Ivy Family of Funds, provided you already own Class C shares of the fund and meet other criteria. The shares of Ivy Money Market Fund which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

Class Y Share Exchanges

         Class Y shares of a Fund may be exchanged for Class Y shares of any other Fund or for Class A shares of Ivy Money Market Fund, and, for clients of Waddell & Reed, Inc. or Legend, for Class Y shares of a fund within Waddell & Reed Advisors Family of Funds.

General Exchange Information

         You may exchange only into Funds that are legally permitted for sale in your state of residence. Currently, each Fund within Ivy Family of Funds and Waddell & Reed InvestEd Portfolios, Inc. may be sold only within the United States and the Commonwealth of Puerto Rico, except that Ivy Cundill Global Value Fund, Ivy Global Natural Resources Fund and Ivy Pacific Opportunities Fund are not eligible for sale in the Commonwealth of Puerto Rico.

         The exchange will be made at the NAVs next determined after receipt of your written request in good order by the Fund. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.

         The Funds reserve the right to terminate or modify these exchange privileges at any time. In exercising this right, the Fund may, for example, limit the frequency of exchanges by a shareholder and/or cancel a shareholder's exchange privilege.

         Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.

Excessive Short-Term Trading Policy

The Funds are intended for long-term investment purposes. The Funds may take reasonable steps to seek to deter excessive short-term trading in their shares. Excessive short-term trading into and out of a Fund may disrupt portfolio investment strategies and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Excessive short-term trading may also increase the expenses of WRSCO and/or IFDI, thereby indirectly affecting the Fund's shareholders. A Fund may limit, suspend, and/or permanently terminate, the exchange privilege of any investor and may reject future purchases of Fund shares by such investor at any time. In addition, each Fund reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund believes the trading activity in the account(s) would be disruptive to the Fund. In exercising any of the foregoing rights, a Fund may consider the trading history of accounts under common ownership or control within any of the Waddell & Reed and/or Ivy Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a part of a group and may be rejected in whole or in part by a Fund. Transactions placed in violation of this policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

Although the Funds, IFDI and WRSCO will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify by the use of omnibus accounts by those intermediaries, mainly due to the fact that the intermediary maintains the underlying shareholder account, and the Fund cannot identify transactions by underlying investors. Transactions accepted by a financial intermediary deemed to be in violation of the Funds' policy are not deemed accepted by a Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the financial intermediary.

Redemption Fee

To further discourage the use of the Funds as a vehicle for excessive short-term trading, each of the international funds will continue to deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your Class A shares or Class Y shares of that Fund after holding the shares less than 30 days. For shares purchased on or after May 1, 2004, each of the non-international funds will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your Class A shares or Class Y shares of that Fund after holding the shares less than 5 days. This fee also applies to Class A shares purchased without a sales charge. If you bought your shares on different days, the "first-in, first out" (FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. These fees are paid directly to the Fund.

Each Fund's redemption fee will not be assessed against:

1.

certain omnibus accounts and retirement plan accounts where the omnibus account holder or the retirement plan administrator does not have the capability to impose a redemption fee on its underlying customers' accounts; and certain intermediaries that do not have, or report to the Funds, sufficient information to impose a redemption fee on their customers' accounts

2.

(i) premature distributions from retirement accounts due to the disability of the participant; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Fund; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains)

3.

shareholder accounts participating in Strategic Portfolio Allocation (SPA), Managed Allocation Portfolios (MAP) and/or Strategic Asset Management (SAM) advisory services that may periodically rebalance mutual fund holdings at regular intervals or in response to prevailing economic, political and/or financial conditions, as determined by the investment advisor for the advisory service.

In addition to these waivers, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of excessive short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

Certain intermediaries have agreed to charge a Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's criteria. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's method. For Fund shares purchased through a financial intermediary, investors should contact their financial intermediary or refer to their plan documents for more information on how the redemption fee is applied to their shares.

Retirement Plans and Other Tax-Advantaged Savings Accounts

         Your account may be set up as a funding vehicle for a retirement plan or other tax-advantaged savings account. For individual taxpayers meeting certain requirements, IFDI offers model or prototype documents for the following retirement plans and other accounts. All of these accounts involve investment in shares of the Fund (or shares of certain other funds in the Ivy Family of Funds). The dollar limits specified below are for 2004 for Federal income tax purposes and may change for subsequent years.

         Individual Retirement Accounts (IRAs). Investors having eligible earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute each year up to 100% of his or her earned income, up to the Annual Dollar Limit per year (provided the investor has not reached age 70 1/2). For 2004, the Annual Dollar Limit is $3,000. For individuals who have attained age 50 by the last day of the calendar year for which the contribution is made, the Annual Dollar Limit also allows a catch-up contribution. The maximum annual catch-up contribution is $500 for the 2004 through 2005 calendar years. For a married couple, the maximum annual contribution is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income. Generally, the contributions are deductible unless: 1) the investor (or, if married, either spouse) is an active participant in an employer-sponsored retirement plan; and 2) their adjusted gross income exceeds certain levels. A married investor who is not an active participant, who files jointly with his or her spouse and whose combined adjusted gross income does not exceed $150,000 is not affected by his or her spouse's active participant status.

         An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan (including a custodial account under Section 403(b)(7) of the Code or a government plan under Section 457 of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution that is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by IFDI.

         Roth IRAs. Investors having eligible earned income and whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels, may establish and contribute up to the Annual Dollar Limit per tax year to a Roth IRA (or to any combination of Roth and traditional IRAs). An individual's maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. For a married couple, the annual maximum is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income.

         In addition, for an investor whose adjusted gross income does not exceed $100,000 (and who is not a married person filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the investor's traditional IRAs may be converted into a Roth IRA; these rollover distributions and conversions are, however, subject to Federal income tax.

         Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

         Coverdell Education Savings Accounts (formerly, Education IRAs). Although not technically for retirement savings, Coverdell Education Savings Accounts provide a vehicle for saving for a child's education. A Coverdell Education Savings Account may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute up to $2000 to a Coverdell Education Savings Account (or to each of multiple Coverdell Education Savings Accounts), provided that no more than $2000 may be contributed for any year to Coverdell Education Savings Accounts for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18 (except that this age limit does not apply to a beneficiary with "special needs," as defined in the Code). Earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or certain members of his or her family).

         Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. Generally an employer may contribute up to 25% of compensation, subject to certain maximums, per year for each employee.

         Savings Incentive Match Plans for Employees (SIMPLE Plans). An employer with 100 or fewer eligible employees that does not sponsor another active retirement plan may establish a SIMPLE plan to contribute to its employees' retirement accounts. A SIMPLE plan can be in the form of either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans. SIMPLE plans involve fewer administrative requirements, generally, than traditional 401(k) or other qualified plans.

         Keogh Plans. Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute up to 100% of his or her annual earned income, with a maximum of $41,000.

         457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

         TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system, a church or certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodial account under Section 403(b)(7) of the Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

         Pension and Profit-Sharing Plans, including 401(k) Plans. With a 401(k) plan, employees can make tax-deferred contributions to a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year the lesser of 100% of income or $11,000 of compensation for 2004, which may be increased each year based on cost-of-living adjustments. An employee who has attained the age of 50 by the end of the year may also make a catch-up contribution of $2,000 for 2003.

         More detailed information about these arrangements and applicable forms are available from IFDI. These tax-advantaged savings plans and other accounts may be treated differently under state tax law and may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.

Redemptions

         The Prospectus gives information as to redemption procedures. Redemption payments are made within seven (7) days from receipt of a request in good order, unless delayed because of emergency conditions as determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Fund may be made in portfolio securities when the Board of Trustees determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the price used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Reinvestment Privilege

         The Fund offers a one-time reinvestment privilege that allows you to reinvest without charge all or part of any amount of Class A shares you redeem from the Fund by sending to the Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A shares at the NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within forty-five (45) days after your redemption request was received, and the Fund must be offering Class A shares at the time your reinvestment request is received. You can do this only once as to Class A shares of the Fund. You do not lose this privilege by redeeming shares to invest the proceeds at NAV in a Keogh plan or an IRA.

         There is also a reinvestment privilege for Class B and Class C shares and, where applicable, certain Class A shares under which you may reinvest in the Fund all or part of any amount of the shares you redeemed and have the corresponding amount of the CDSC, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated at the time your request is received. Your written request to do this must be received within forty-five (45) days after your redemption request was received. You can do this only once as to Class B and Class C shares of the Fund. For purposes of determining future CDSC, the reinvestment will be treated as a new investment. You do not lose this privilege by redeeming shares to invest the proceeds at NAV in a Keogh plan or an IRA.

Mandatory Redemption of Certain Small Accounts

         The Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate NAV of such shares (taken at cost or value as the Board of Trustees may determine) is less than $500. The Board of Trustees has no intent to compel redemptions in the foreseeable future. If it should elect to compel redemptions, shareholders who are affected will receive prior written notice and will be permitted sixty (60) days to bring their accounts up to the minimum before this redemption is processed.

Determination of Offering Price

         The NAV of each class of the shares of the Fund is the value of the assets of that class, less the class's liabilities, divided by the total number of outstanding shares of that class.

         Class A shares of the Funds are sold at their next determined NAV plus the sales charge described in the Prospectus. The sales charge is paid to IFDI, the Fund's underwriter. The price makeup as of March 31, 2004, which is the date of the most recent balance sheet for the Funds incorporated into this SAI by reference, was as follows:

Ivy Balanced Fund

NAV per Class A share (Class A net assets divided by          Class A shares outstanding)
$13.35
Add: selling commission (5.75% of offering price)	0.81
-----
Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$14.16
====

Ivy Bond Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$10.83
Add: selling commission (5.75% of offering price)	0.66
-----
Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$11.49
====

Ivy Cundill Global Value Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$12.57
Add: selling commission (5.75% of offering price)	0.77
-----
Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$13.34
====

Ivy Dividend Income Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$11.07
Add: selling commission (5.75% of offering price)	0.68
-----
Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$11.75
====

Ivy European Opportunities Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$22.30
Add: selling commission (5.75% of offering price)	1.36
-----
Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$23.66
====

Ivy Global Natural Resources Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$17.63
Add: selling commission (5.75% of offering price)	1.08
-----
Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$18.71
====

Ivy International Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$21.34
Add: selling commission (5.75% of offering price)	1.30
-----
Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$22.64
====

Ivy International Balanced Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$13.07
Add: selling commission (5.75% of offering price)	0.80
-----
Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$13.87
====

Ivy International Value Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$10.14
Add: selling commission (5.75% of offering price)	0.62
-----
Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$10.76
====

Ivy Mortgage Securities Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$10.96
Add: selling commission (5.75% of offering price)	0.67
-----
Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$11.63
====

Ivy Pacific Opportunities Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$9.55
Add: selling commission (5.75% of offering price)	0.58
-----
Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$10.13
====

Ivy Real Estate Securities Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$16.99
Add: selling commission (5.75% of offering price)	1.04
-----
Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$18.03
====

Ivy Small Cap Value Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$16.88
Add: selling commission (5.75% of offering price)	1.02
-----
Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$17.70
====

Ivy Value Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$14.54
Add: selling commission (5.75% of offering price)	0.89
-----
Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$15.43
====

         The offering price of a Class A share is its NAV next calculated following acceptance of a purchase request, in good order, plus the sales charge, as applicable. The offering price of a Class B share, Class C share, Class Y share or certain Class A shares is the applicable Class NAV next calculated following acceptance of a purchase request, in good order. The number of shares you receive for your purchase depends on the next offering price after IFDI, or an authorized third party, properly receives and accepts your order. Therefore, if your order is received in proper form by Waddell & Reed or an authorized third party before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by Waddell & Reed or an authorized third party after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price. You will be sent a confirmation after your purchase (except for automatic transactions) which will indicate how many shares you have purchased.

         IFDI need not accept any purchase order, and it or the Fund may determine to discontinue offering Fund shares for purchase.

         The NAV and offering price per share are computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The NAV will likely change every business day, since typically the value of the assets and the number of shares outstanding change every business day.

         The securities in the portfolio of the Fund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Board of Trustees.

         Options and futures contracts purchased and held by the Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close for the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by the Fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by the Fund will be either the closing purchase price or the asked price.

         When the Fund writes a put or call, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is marked-to-market (that is, treated as sold for its fair market value) to reflect the current market value of the put or call. If a call the Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If the Fund exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by the Fund is exercised, the amount that the Fund pays to purchase the related investment is decreased by the amount of the premium it received. If the Fund exercises a put it purchased, the amount the Fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by the Fund expires, it has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

         Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of the Fund's NAV on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees. The foreign currency exchange transactions of the Fund conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

         Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Trust's Board of Trustees. They are accounted for in the same manner as exchange-listed puts.

TAXATION OF THE FUND

General

         The Fund intends to qualify for treatment as a regulated investment company (RIC) under the Code, so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gains and net gains from certain foreign currency transactions, determined without regard to any deduction for dividends paid) that it distributes to its shareholders. To qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures contracts or forward currency contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

         If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (2) the shareholders would treat all distributions out of its earnings and profits, including distributions of net capital gains, as dividends (that is, ordinary income). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         Dividends and distributions declared by the Fund in December of any year and payable to its shareholders of record on a date in that month are deemed to have been paid by the Fund and received by the shareholders in December even if the Fund pays them during the following January. Accordingly, those dividends and distributions will be taxed to the shareholders for the year in which that December falls.

         You may be subject to tax as a result of income generated at the Fund level, to the extent the Fund makes actual or deemed distributions of such income to you. Dividends from the Fund's investment company taxable income (which includes net short-term capital gains and net gains from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares, unless such dividends are "qualified dividend income" eligible for the reduced rate of tax on long-term capital gains, as described below. Distributions of the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gains generally are taxed at a maximum rate of 15% for noncorporate shareholders. As a result of changes made by the Jobs and Growth Tax Relief Reconciliation Act of 2003, "qualified dividend income" received by noncorporate shareholders is taxed as net capital gain. The portion of the dividends that the Fund pays which is attributable to qualified dividend income received by the Fund will qualify for such treatment in the hands of noncorporate shareholders of the Fund.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any distributions received on those shares. Investors also should be aware that if they purchase shares shortly before the record date for a dividend or distribution, they will receive some portion of the purchase price back as a taxable dividend or distribution.

         The Fund will be subject to a nondeductible 4% excise tax (Excise Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, the Fund may defer into the next calendar year net capital loss incurred between November 1 and the end of the current calendar year. It is the policy of the Fund to pay sufficient dividends and distributions each year to avoid imposition of the Excise Tax.

Income from Foreign Securities

         Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (foreign taxes) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         The Fund may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to Federal income tax on a portion of any excess distribution received on the stock of a PFIC or of any gain on disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

         If the Fund invests in a PFIC and elects to treat the PFIC as a qualified electing fund (QEF), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         The Fund may elect to mark to market its stock in any PFIC. Marking-to-market, in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Currency Gains and Losses

         Under Section 988 of the Code, gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3)on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition and (4) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

Income from Financial Instruments and Foreign Currencies

         The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

         Any income the Fund earns from writing options is treated as short-term capital gains. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund lapses without being exercised, the premium it receives also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale.

         Certain futures contracts, forward currency contracts and listed non-equity options (that is, certain listed options, such as those on a broad-based securities index) in which the Fund may invest will be Section 1256 contracts. Section 1256 contracts the Fund holds at the end of its taxable year, other than contracts subject to a mixed straddle election the Fund made, are marked-to-market (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of Section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. The Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.

         Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures contracts and forward currency contracts in which the Fund may invest. That section defines a straddle as offsetting positions with respect to actively traded personal property; for these purposes, options, futures contracts and forward currency contracts are positions in personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that would otherwise be recognized under the mark-to-market rules discussed above. The regulations under Section 1092 also provide certain wash sale rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and short sale rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of the recognition of its gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Fund are not entirely clear.

         If the Fund has an appreciated financial position -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than straight debt) or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a constructive sale of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of the Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Corporate Zero Coupon and Payment-in-Kind Securities

         The Fund may acquire zero coupon or other corporate securities issued at a discount. As a holder of those securities, the Fund must include in its income the portion of the discount that accrues on them during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its gross income securities it receives as payment-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accreted discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.

UNDERWRITER

         IFDI acts as principal underwriter and distributor of the Fund's shares pursuant to an underwriting agreement entered into between IFDI and the Fund (the Distribution Agreement). The Distribution Agreement requires IFDI to use its best efforts to sell the shares of the Fund but is not exclusive, and permits and recognizes that IFDI also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis. IFDI is not required to sell any particular number of shares, and sells shares only for purchase orders received. Under this agreement, IFDI pays the costs of sales literature, including the costs of shareholder reports used as sales literature.

         The aggregate dollar amounts of underwriting commissions for Class A shares for the fiscal period ended March 31, 2004, and for the fiscal years ended December 31, 2003 and 2002 were as follows:

Fund	2004	2003	2002
Ivy Cundill Global Value Fund	$234,193	$183,095	$30,629
Ivy European Opportunities Fund	144,409	49,479	36,931
Ivy Global Natural Resources Fund	445,474	319,272	158,413
Ivy International Fund	8,613	7,894	24,474
Ivy International Value Fund	14,920	12,414	2,310
Ivy Pacific Opportunities Fund	119,868	56,295	1,902

         The aggregate dollar amounts of underwriting commissions for Class A shares for the fiscal period ended March 31, 2004, and for the fiscal period ended December 31, 2003 were as follows:

Fund	2004	2003
Ivy Dividend Income Fund	$69,842	$88,695

         The aggregate dollar amounts of underwriting commissions for Class A shares for the fiscal period from December 8, 2003 through March 31, 2004 were as follows:

Fund
Ivy Balanced Fund	$25,834
Ivy Bond Fund	14,226
Ivy International Balanced Fund	34,892
Ivy Mortgage Securities Fund	129,661
Ivy Real Estate Securities Fund	199,835
Ivy Small Cap Value Fund	82,356
Ivy Value Fund	17,579

          The aggregate dollar amounts of underwriting commissions for Class B shares for the fiscal period ended March 31, 2004, and for the fiscal years ended December 31, 2003 and 2002 were as follows:

Fund	2004	2003	2002
Ivy Cundill Global Value Fund	$4,523	$4,671	$170
Ivy European Opportunities Fund	20,349	60,163	147,525
Ivy Global Natural Resources Fund	16,666	30,671	22,876
Ivy International Fund	3,177	11,498	176,978
Ivy International Value Fund	3,187	18,920	103,233
Ivy Pacific Opportunities Fund	1,264	1,670	8,886

         The aggregate dollar amounts of underwriting commissions for Class B shares for the fiscal period ended March 31, 2004, and for the fiscal period ended December 31, 2003 were as follows:

Fund	2004	2003
Ivy Dividend Income Fund	$253	$56

         The aggregate dollar amounts of underwriting commissions for Class B shares for the fiscal period from December 8, 2003 through March 31, 2004 were as follows:

Fund
Ivy Balanced Fund	---
Ivy Bond Fund	---
Ivy International Balanced Fund	---
Ivy Mortgage Securities Fund	---
Ivy Real Estate Securities Fund	$246
Ivy Small Cap Value Fund	101
Ivy Value Fund	---

         The aggregate dollar amounts of underwriting commissions for Class C shares for the fiscal period ended March 31, 2004, and for the fiscal years ended December 31, 2003 and 2002 were as follows:

Fund	2004	2003	2002
Ivy Cundill Global Value Fund	$831	$1,909	$56
Ivy European Opportunities Fund	9,948	4,022	5,021
Ivy Global Natural Resources Fund	5,157	4,570	17,068
Ivy International Fund	122	21,271	14,868
Ivy International Value Fund	57	11,783	1,565
Ivy Pacific Opportunities Fund	1,331	6	2

         The aggregate dollar amounts of underwriting commissions for Class C shares for the fiscal period ended March 31, 2004, and for the fiscal period ended December 31, 2003 were as follows:

Fund	2004	2003
Ivy Dividend Income Fund	$287	$1

         The aggregate dollar amounts of underwriting commissions for Class C shares for the fiscal period from December 8, 2003 through March 31, 2004 were as follows:

Fund
Ivy Balanced Fund	---
Ivy Bond Fund	$2
Ivy International Balanced Fund	---
Ivy Mortgage Securities Fund	---
Ivy Real Estate Securities Fund	255
Ivy Small Cap Value Fund	91
Ivy Value Fund	---

          The dollar amount of commissions of each Fund retained by IFDI for the fiscal period ended March 31, 2004, and for the fiscal years ended December 31, 2003 and 2002 were as follows:

Fund	2004	2003	2002
Ivy Cundill Global Value Fund	---	---
Ivy European Opportunities Fund	---	---
Ivy Global Natural Resources Fund	---	---
Ivy International Fund	---	$21,493
Ivy International Value Fund	---	11,359
Ivy Pacific Opportunities Fund	---	30,286

         The dollar amount of commissions of each Fund retained by IFDI for the fiscal period ended March 31, 2004, and for the fiscal period ended December 31, 2003 were as follows:

Fund	2004	2003
Ivy Dividend Income Fund	---	$18,928

         The dollar amount of commissions of each Fund retained by IFDI for the fiscal period from December 8, 2003 through March 31, 2004 were as follows:

Fund
Ivy Balanced Fund	---
Ivy Bond Fund	---
Ivy International Balanced Fund	---
Ivy Mortgage Securities Fund	---
Ivy Real Estate Securities Fund	---
Ivy Small Cap Value Fund	---
Ivy Value Fund	---

FINANCIAL STATEMENTS

         The Financial Statements, including notes thereto, for the fiscal period ended March 31, 2004 are incorporated herein by reference. They are contained in the Funds' Annual Report to Shareholders, dated March 31, 2004, which is available upon request.